As filed with the U.S. Securities and Exchange Commission on June 13, 2022

File No. 033-47287

File No. 811-06637

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 153	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

               Amendment No. 154

(Check appropriate box or boxes.)

THE UBS FUNDS

(Exact Name of Registrant as Specified in Charter)

One North Wacker, Chicago, Illinois 60606

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code 888-793-8637

Keith A. Weller
UBS Asset Management (Americas) Inc.
One North Wacker
Chicago, Illinois 60606

(Name and Address of Agent for Service)

Please send copies of all communications to:

Jana L. Cresswell, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
(215) 564-8048

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)

☐ on [Date] pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on [Date] pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on [Date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment relates only to the Class A, P, and P2 shares of the UBS Multi Income Bond Fund and the Class P2 shares of the UBS U.S. Small Cap Growth Fund. No other information relating to any other series or class of the Registrant is amended or superseded hereby.

The UBS Funds

Prospectus | June 13, 2022

Includes:

•  UBS Multi Income Bond Fund (formerly, UBS Total Return Bond Fund)
Class: P2: UTBTX

•  UBS U.S. Small Cap Growth Fund
Class: P2: BIPTX

This prospectus offers Class P2 shares in certain series of The UBS Funds (the "Trust") (each, a "Fund" and, collectively, the "Funds").

As with all mutual funds, the US Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The UBS Funds

What every investor should know about the fund

Please find the UBS family of funds privacy notice on page 38 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 39 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS Multi Income Bond Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), exercises investment discretion. Clients pay a wrap fee or a similar advisory fee to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates have signed a separate investment management agreement, pursuant to which such clients pay an advisory fee.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	1.02
Acquired fund fees and expenses[2]	0.01
Total annual fund operating expenses	1.53
Less management fee waiver/expense reimbursements[3]	1.32
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	0.21

1  "Other expenses" are based on estimates for the current fiscal year.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive its management fees and retained administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses) through the period ending October 28, 2022 do not exceed 0.20%. Pursuant to the expense limitation agreement, the Advisor is entitled to be reimbursed for any expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the reimbursement or (ii) at the time of the recoupment. The expense limitation agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the expense limitation agreement, however, the Advisor's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class P2	$22	$353	$709	$1,711

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate

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higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 169% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

For purposes of the Fund's 80% policy above, the Fund's investments in bonds include a variety of fixed income securities, which may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, securities issued by municipalities, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities. The Fund may also invest in equity securities. Equity investments may include securities of companies of any capitalization size, however the Fund expects to invest primarily in large and mid-capitalization companies.

Under normal circumstances, the Fund will invest at least 50% of its net assets in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or, if unrated, are deemed to be of comparable quality by the Advisor), but may invest up to 50% in securities rated below investment grade (also known as lower-rated or "junk bonds").

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration.

The Fund invests in the United States and abroad, including in China and other emerging markets, and may purchase securities issued by domestic and foreign issuers. However, the Fund expects to limit foreign currency exposure to 25% of its net assets. Furthermore, no more than 50% of the Fund's net assets may be invested in emerging markets securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual sectors, markets, currencies or securities. The Fund may use options, futures, swap agreements, credit-linked securities and structured investments to adjust the Fund's portfolio duration.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Management process

The Advisor's investment strategy is based on identifying compelling and attractive opportunities where the Advisor believes that the return profile sufficiently compensates for the risk of owning a position. The Advisor focuses on identifying relative value opportunities and discrepancies between observable market prices and the Advisor's own estimates of fundamental value across various maturities, sectors and issuers.

The investment process combines both a top-down and bottom-up dynamic approach to exploit diversified sources of alpha (that is, potential sources of return in excess of a base market rate). The Advisor makes active decisions related to top-down factors, including duration, yield curve, and sector positioning. After defining these parameters, portfolio managers and credit research analysts work in close collaboration to develop investment themes for industry overweights and underweights as well as to determine the portions of the credit curve that are most attractive. The team then works to select securities to build optimal portfolios using bottom-up research and analysis.

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Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the Fund's performance may be negatively impacted, and the Fund may experience increased volatility of its net asset value per share. Variable rate securities generally will not increase in market value if interest rates decline. Conversely, the market value may not decline when prevailing interest rates rise. Fixed rate debt securities generally are more sensitive to interest rate changes than variable rate securities.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage- and asset-backed securities risk: The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

High yield bond risk: The risk that the issuer of bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures

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different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

China risk: There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

The Fund may invest in bonds issued by the People's Republic of China ("PRC") and certain other PRC-based entities which trade on the China interbank bond market ("CIBM") through the CIBM Direct Access Program or the China—Hong Kong Bond Connect program (the "Bond Connect Program"). The CIBM Direct Access Program and the Bond Connect Program may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the Fund's investments or returns. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected. There also can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Further, the necessary trading, settlement and information technology systems for the Bond Connect Program may not function properly, causing the Bond Connect Program to be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong, the PRC, and the People's Bank of China and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the CIBM Direct Access Program and Bond Connect Program are uncertain, and they may have an adverse effect on the Fund's performance.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the

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underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Preferred stock risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and, prior to June 13, 2022, the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund were made by the same portfolio management team. The Predecessor Fund and the Fund have substantially similar investment objectives and, pri-

or to June 13, 2022, had substantially similar strategies. Therefore, the information shown below for Class P shares reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization.

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. There is no performance information quoted for the Class P2 shares of the Fund as the Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Returns for Class P2 shares will differ from the Class P shares to the extent that the Class P2 shares are subject to different expenses. The bar chart and average annual total returns table show the performance of the Predecessor Fund's performance adopted by the Class P shares of the Fund for periods prior to the Reorganization. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund. In June 2022, the Fund's investment strategies changed. The performance below for periods prior to that date is attributable to the Fund's performance before the strategy change. The index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - March 31, 2022: (6.11)%
Best quarter during calendar years shown—2Q 2020: 4.78%
Worst quarter during calendar years shown—2Q 2013: (4.31)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2021)

Class (inception date)	1 year	5 years	10 years	Life of class
Class P (12/19/72) Return before taxes	(1.49)%	3.56%	3.09%	7.32%
Return after taxes on distributions	(2.24)	2.51	1.60	3.87
Return after taxes on distributions and sale of fund shares	(0.88)	2.27	1.77	3.87
Bloomberg US Aggregate Bond Index	(1.54)	3.57	2.90	N/A

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Scott E. Dolan, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Craig G. Ellinger, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Jeffrey Haleen, portfolio manager of the Fund since 2018.

•  Branimir Petranovic, portfolio manager of the Fund since 2018.

•  David Kim, portfolio manager of the Fund since June 2022

Purchase & sale of Fund shares

Class P2 shares of the Fund are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the required minimum initial investment is $25 million, except that UBS Asset Management (US) Inc. ("UBS AM (US)") may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Class P2 shares of the Fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when a client terminates their wrap fee or advisory program account or, for institutional clients, their investment management agreement. Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Fund, subject to no minimum investment requirements.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

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UBS U.S. Small Cap Growth Fund
Fund Summary

Investment objective

The Fund seeks to provide long-term capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor") exercises investment discretion. Clients pay a wrap fee or a similar advisory fee to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates have signed a separate investment management agreement, pursuant to which such clients pay an advisory fee.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.85%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	0.31
Acquired fund fees and expenses[2]	0.01
Total annual fund operating expenses	1.17
Less management fee waiver/expense reimbursements[3]	1.01
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	0.16

1  "Other expenses" are based on estimates for the current fiscal year.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and the Advisor, have entered into a written agreement pursuant to which the Advisor has agreed to waive its management fees and retained administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class P2	$16	$271	$546	$1,330

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its

9

portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase. However, the Fund may invest a portion of its assets in securities outside of this range. Investments in equity securities may include, but are not limited to, common stock and preferred stock; equity securities of real estate investment trusts ("REITs"); and exchange-traded funds ("ETFs"). The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experi-

ence above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Focus risk: To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well

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as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. There is no performance information quoted for the Class P2 shares of the Fund as the Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Returns for Class P2 shares will differ from the Class P shares to the extent that the Class P2 shares are subject to different expenses. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. An index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes will vary from the Class P shares' after-tax returns shown.

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Total return (Class P)

Total return January 1 - March 31, 2022: (9.98)%
Best quarter during calendar years shown—2Q 2020: 41.13%
Worst quarter during calendar years shown—4Q 2018: (24.27)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2021)

Class (inception date)	1 year	5 years	10 years
Class P (9/30/97) Return before taxes	5.22%	20.16%	17.03%
Return after taxes on distributions	(1.04)	15.62	13.79
Return after taxes on distributions and sale of fund shares	4.72	14.74	13.06
Russell 2000 Growth Index	2.83	14.53	14.14

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  David Wabnik, portfolio manager of the Fund since its inception.

•  Samuel Kim, portfolio manager of the Fund since 2011.

Purchase & sale of Fund shares

Class P2 shares of the Fund are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the required minimum initial investment is $25 million, except that UBS Asset Management (US) Inc. ("UBS AM (US)") may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Class P2 shares of the Fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when a client terminates their wrap fee or advisory program account or, for institutional clients, their investment management agreement.

Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Fund, subject to no minimum investment requirements.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

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More information about the funds—UBS Multi Income Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

For purposes of the Fund's 80% policy above, the Fund's investments in bonds include a variety of fixed income securities, which may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, securities issued by municipalities, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities. The Fund may also invest in equity securities. Equity investments may include securities of companies of any capitalization size, however the Fund expects to invest primarily in large and mid-capitalization companies.

Under normal circumstances, the Fund will invest at least 50% of its net assets in securities that, at the time of purchase, are rated investment grade by an independent rating agency, but may invest up to 50% in securities rated below investment grade (also known as lower-rated or "junk bonds"). Investment grade fixed income securities possess a minimum rating of Baa3 by Moody's or BBB- by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable quality.

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any curren-

cy, have coupons payable in any currency and may be of any maturity or duration.

The Fund invests in the United States and abroad, including in China and other emerging markets, and may purchase securities issued by domestic and foreign issuers. However, the Fund expects to limit foreign currency exposure to 25% of its net assets. Furthermore, no more than 50% of the Fund's net assets may be invested in emerging markets securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. The Fund may use derivatives to hedge against a specific security or currency; to manage or adjust the risk profile of the Fund; to earn income and enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual sectors, markets, currencies or securities. The Fund may use options, futures, swap agreements, credit-linked securities and structured investments to adjust the Fund's portfolio duration.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

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More information about the funds—UBS Multi Income Bond Fund

Securities selection

The Advisor's investment strategy is based on identifying compelling and attractive opportunities where the Advisor believes that the return profile sufficiently compensates for the risk of owning a position. The Advisor focuses on identifying relative value opportunities and discrepancies between observable market prices and the Advisor's own estimates of fundamental value across various maturities, sectors and issuers.

The investment process combines both a top-down and bottom-up dynamic approach to exploit diversified sources of alpha (that is, potential sources of return in excess of a base market rate). The Advisor makes active decisions related to top-down factors, including duration, yield curve, and sector positioning. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased exposure to changes in interest rates. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. After defining these parameters, portfolio managers and credit research analysts work in close collaboration to develop investment themes for industry overweights and underweights as well as to determine the portions of the credit curve that are most attractive. The team then works to select securities to build optimal portfolios using bottom-up research and analysis.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transactions and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain markets. The Fund does not pay advisory fees that are retained by the Advisor in connection with its investment in the investment companies advised by the Advisor, but may pay other expenses associated with such investments (such as sub-advisory fees paid to other parties, if any).

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. During periods when interest rates are low or there are negative interest rates, the Fund's performance may be negatively impacted, and the Fund may experience increased volatility of its net asset value per share.

Variable rate securities generally will not increase in market value if interest rates decline. Conversely, the market value may not decline when prevailing interest rates rise. Fixed rate debt securities generally are more sensitive to interest rate changes than variable rate securities.

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More information about the funds—UBS Multi Income Bond Fund

•  Credit and high yield bond risk—The risk that a bond issuer may default or otherwise be unable to honor a financial obligation, or may become less willing or less able to do so. Bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Mortgage- and asset-backed securities risk—The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Emerging market risk—There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform

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More information about the funds—UBS Multi Income Bond Fund accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  China risk—There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

The Fund may invest in bonds issued by the People's Republic of China ("PRC") and certain other PRC-based entities which trade on the China interbank bond market ("CIBM") through the CIBM Direct Access Program or the China—Hong Kong Bond

Connect program (the "Bond Connect Program"). The CIBM Direct Access Program and the Bond Connect Program may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the Fund's investments or returns. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected. There also can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Further, the necessary trading, settlement and information technology systems for the Bond Connect Program may not function properly, causing the Bond Connect Program to be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong, the PRC, and the People's Bank of China and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the CIBM Direct Access Program and Bond Connect Program are uncertain, and they may have an adverse effect on the Fund's performance.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

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More information about the funds—UBS Multi Income Bond Fund

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may

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More information about the funds—UBS Multi Income Bond Fund cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Preferred stock risk—Preferred stocks in which the Fund may invest are sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

•  Municipal securities risk—Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends may otherwise make municipal bonds less attractive in comparison to taxable bonds or other types of investments. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for cer-

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More information about the funds—UBS Multi Income Bond Fund tain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  LIBOR replacement risk—Certain variable- and floating- rate debt securities that the Fund may invest in are subject to rates that are tied to an interest rate, such as LIBOR. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process. Any impact of a transition away from LIBOR on the Fund, or the instruments in which the Fund invests, cannot yet be determined. Although the Federal Reserve Bank of New York has identified the Secured Overnight Financing Rate ("SOFR") as the intended replacement to USD LIBOR, foreign regulators have proposed other interbank offered rates, such as the Sterling Overnight Index Average ("SONIA"), and other replacement rates, which could also be adopted. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund's investments resulting from a substitute reference rate may also adversely affect the Fund's performance and/or net asset value. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable).

A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the US Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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More information about the funds—UBS U.S. Small Cap Growth Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide long-term capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to no longer meet the small capitalization range, the Fund is not required to dispose of the security. As of May 6, 2022, the market capitalization range of the Russell 2000 Index was between $240.1 million and $6.4 billion. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, common stock and preferred stock, equity securities of REITs, and ETFs. The Fund may invest up to 20% of its net assets in foreign securities.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, provisions in a SEC exemptive regulation permit investment companies, such as the Fund, to acquire ETF securities in excess of the percentage limits of the 1940 Act and the Fund may rely on such exemptive regulation from time to time.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their IPOs.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

Securities selection

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking

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More information about the funds—UBS U.S. Small Cap Growth Fund into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go

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More information about the funds—UBS U.S. Small Cap Growth Fund down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets

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More information about the funds—UBS U.S. Small Cap Growth Fund of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Managing your fund account

Flexible pricing

Each Fund offers three classes of shares—Class A, Class P, and Class P2. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. Class P2 shares are available only to certain types of investors. Only Class P2 shares are offered in this prospectus.

Class P2 shares

Shareholders pay no front-end or deferred sales charges on Class P2 shares.

Class P2 shares do not pay ongoing 12b-1 distribution or service fees.

Buying shares

Class P2 shares of the Funds are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the required minimum initial investment is $25 million, except that UBS AM (US) may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Funds, subject to no minimum investment requirements.

Shareholders that no longer participate in a wrap fee program or other advisory programs in which the Advisor exercises investment discretion may not buy any additional Class P2 shares (except through dividend reinvestments) unless such shareholder otherwise meets eligibility requirements of the share class. Additionally, for institutional clients, shares will be redeemed when your investment management agreement is terminated.

The Funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Market timers

The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when the Funds' shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

Class P2 shares of the Funds are used for separately managed accounts advised or sub-advised by the Advisor or its affiliates, on behalf of institutional clients with which the Advisor or its affiliates have signed a separate investment management agreement, and by other registered investment companies managed by the Advisor. Decisions as to whether to invest assets of a managed account, or invest assets on behalf of an institutional client, in Class P2 shares of the Funds will be made by the Advisor. Because Class P2 shares of the Fund are used as components of "wrap" accounts, Class P2 shares may be purchased or redeemed on a frequent basis for rebalancing purposes.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value

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of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it generally will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM (Americas) generally will require the Financial Intermediary to block the particular plan from further purchases of Fund shares or instruct the Funds' transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary. UBS AM (Americas) may periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

Certain types of transactions are generally exempt from the market timing prevention procedures. These exempt transactions include redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, purchases and redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' distributor and transfer agent, purchases and redemptions on behalf of clients of a fee based advisory program or certain other advisory programs in which UBS AM (Americas) exercises investment discretion, purchases and redemptions on behalf of institutional clients with which UBS AM (Americas) has signed an investment management agreement and exercises investment discretion on behalf of such client, purchases and redemptions below a specified monetary threshold by institutional clients with which UBS AM (Americas) has signed a separate investment management agreement, and purchases and redemptions by other registered investment companies managed by the Advisor.

Selling shares

You can sell your Fund shares at any time.

In addition, shares will be redeemed when you terminate your managed account or, for institutional clients, your investment management agreement. In addition, shares will be redeemed or will be required by the shareholder's financial intermediary to convert to Class P shares of the Fund when you terminate your managed account, which may result in a taxable event. Such

25

exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges. Please contact your investment professional for further information.

Each Fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, a Fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a Fund, the Fund typically expects to pay proceeds by wire, ACH, or mailing a check to redeeming shareholders within one business day following receipt of the shareholder redemption order; however, a Fund may take up to 7 days to pay sale proceeds.

Typically, redemptions of Fund shares will be made in cash. Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund also may draw on a bank line of credit to meet redemption requests. In addition, under stressed market conditions or a particularly large redemption, a Fund may distribute redemption proceeds in-kind (instead of cash) to meet redemption requests, as described below.

Although not routinely used by the Funds, each Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage or other costs converting the securities to cash. The securities included in a redemption in kind may include illiquid investments that may not be immediately saleable.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the Fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your Fund shares and you may incur a tax liability.

Exchanging shares

You may exchange Class P2 shares of a Fund for shares of the same class of most other Family Funds.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

The Funds may modify or terminate the exchange privilege at any time.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after a Fund

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receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or its delegate) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee of the Advisor the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio investments based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of

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reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if either of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus or offering document.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of a fund's board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for the valuation practices of registered investment companies. The Fund will be required to comply with Rule 2a-5 starting in September 2022.

Management

Investment advisor

UBS Asset Management (Americas) Inc. ("UBS AM (Americas)"or the "Advisor") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY, 10019. UBS AM (Americas) is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As

28

of March 31, 2022, the Advisor had approximately $290.6 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management as of March 31, 2022. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS Multi Income Bond Fund

Scott E. Dolan, Craig G. Ellinger, Jeffrey Haleen, David Kim, and Branimir Petranovic are the members of the investment management team and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Dolan, Ellinger, Haleen, Kim and Petranovic have access to a globally integrated team of credit analysts and other members of the Fixed Income investment management team who may contribute to research, security selection and portfolio construction. Messrs. Dolan, Ellinger, Haleen, Kim and Petranovic are responsible for the overall portfolio and for reviewing the overall composition of the portfolio in an effort to ensure its compliance with the Fund's stated investment objective and strategies. Information about Messrs. Dolan, Ellinger, Haleen, Kim and Petranovic is provided below.

Scott E. Dolan is Head of US Multi-Sector Fixed Income and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios. Mr. Dolan has been a portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

Craig G. Ellinger is Head of Americas Fixed Income and a Managing Director at UBS Asset Management. Mr. Ellinger has been an investment professional with UBS Asset Management since 2000 and a portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

Jeffrey Haleen is a Senior Portfolio Manager on the US Multi-Sector Fixed Income team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Haleen was a trader for Deutsche Bank's London-based principal finance subsidiary, Winchester Capital, prior to which he was Head of Asset-Backed Securities Credit at Deerfield Capital Management. Mr. Haleen has been a portfolio manager of the Fund since 2018.

Branimir Petranovic is a Senior Portfolio Manager on the US Multi-Sector Fixed Income Team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Petranovic managed fund of hedge fund portfolios at HFR Asset Management, prior to which he worked in the fixed income divisions at Goldman, Sachs & Co. and Scotia Capital. Mr. Petranovic has been a portfolio manager of the Fund since 2018.

David Kim is a Senior Portfolio Manager on the Multi-Sector Fixed Income team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Kim worked at Goldman Sachs in the Equity Derivatives Group. Mr. Kim has been a portfolio manager of the Fund since June 2022.

UBS U.S. Small Cap Growth Fund

David Wabnik and Samuel Kim are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. All members of the U.S. Small Cap Growth investment team have responsibility for investment research. The portfolio managers have access to additional investment teams within the various asset classes and markets in which the Fund invests. Information about Messrs. Wabnik and Kim is provided below.

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David Wabnik is Head of US Small Cap Growth Equity and a Senior Portfolio Manager at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995, an Executive Director of UBS Asset Management since 2001, and portfolio manager of the Fund since its inception.

Samuel Kim is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003, and a portfolio manager of the Fund since 2011.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as an annual rate) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following table as of June 30, 2021. During the fiscal year ended June 30, 2021 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's "Annual fund operating expenses" table ("Expense Table") in the line item "Management fees" as found in each Fund Summary at the front of this prospectus (except that such amounts do not reflect fee waivers).

The Advisor has contractually agreed to waive its management fees and retained administration fees, and reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 28, 2022. The contractual fee waiver agreement also provides that the Advisor is entitled to be reimbursed for expenses it reimbursed to the extent such reimbursement can be made during the three fiscal years following the period during which such expense reimbursements were made, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the lesser of the applicable expense limit that is in place for the Fund (i) at the time of the reimbursement or (ii) at the time of the recoupment.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund is available in the Funds' most recent annual report to shareholders for the fiscal period ended June 30.

	Effective gross advisory fee as of	Advisory fee breakpoint schedule
Fund	June 30, 2021	Assets under management	Fee
UBS Multi Income Bond Fund[1]	0.50%	First $250 million	0.500%
		On the next $250 million – $500 million	0.490
		On the next $500 million – $750 million	0.480
		Above $750 million	0.470
UBS U.S. Small Cap Growth Fund[2]	0.85%	First $250 million	0.850%
		On the next $250 million – $500 million	0.825
		On the next $500 million – $750 million	0.800
		On the next $750 million – $1 billion	0.775
		On the next $1 billion – $2 billion	0.725
		Above $2 billion	0.700

1  Prior to June 13, 2022, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.50% on all assets under management.

2  Prior to June 13, 2022, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.850% on the first $1 billion assets under management and 0.825% on assets under management above $1 billion.

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Administrator

UBS AM (Americas) is also the administrator of the Funds. Each Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services, before fee waivers and/or expense reimbursements, if any.

Disclosure of portfolio holdings

The UBS U.S. Small Cap Growth Fund will generally post on its website at http://www.ubs.com/us/en/
asset_management/individual_investors/mutual_fund.html, the ten largest equity portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar quarter-end, 25 calendar days after the end of the calendar quarter.

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The schedule of portfolio holdings in the Funds' Forms N-PORT are available on the SEC's website at www.sec.gov. Additionally, you may obtain copies of Forms N-PORT from the Funds upon request by calling 1-800-647 1568.

Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' website at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html. Other information regarding each Fund may also be found on the Fund's website. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended ("IRC"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The

UBS U.S. Small Cap Growth Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The UBS Multi Income Bond Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.

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Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund expects, based on investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. Because the income of the UBS Multi Income Bond Fund is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions of which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders, and may limit the Fund from using certain types of derivative instruments as part of its investment strategy.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Funds are required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis. Cost basis will be calculated using a Fund's default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income,

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capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes depending on each shareholder's particular situation.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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Financial highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns shown are those of the Class P shares. Class P2 shares had not commenced operations prior to the Funds' most recent fiscal year end. Only Class P2 shares are offered in this prospectus.

The information for the six-months ended December 31, 2021 has been derived from the Funds' semi-annual report, which is unaudited. The information for the periods ended June 30 has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2021 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2021, the Report, and the unaudited financial statements of each Fund for the six-months ended December 31, 2021, are incorporated by reference into the SAI.

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Financial highlights

UBS Multi Income Bond Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class P
	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.67	$15.65	$15.10	$14.41	$14.94	$15.14
Net investment income (loss)[1]	0.15	0.34	0.45	0.49	0.49	0.37
Net realized and unrealized gain (loss)	(0.21)	(0.02)	0.50	0.64	(0.63)	(0.18)
Net increase (decrease) from operations	(0.06)	0.32	0.95	1.13	(0.14)	0.19
Dividends from net investment income	(0.14)	(0.30)	(0.40)	(0.44)	(0.39)	(0.39)
Return of capital	—	—	—	—	—	(0.00)[2]
Total dividends and distributions	(0.14)	(0.30)	(0.40)	(0.44)	(0.39)	(0.39)
Net asset value, end of period	$15.47	$15.67	$15.65	$15.10	$14.41	$14.94
Total investment return[3]	(0.41)%	2.07%	6.40%	7.95%	(0.88)%	1.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%[4]	1.52%	1.38%[5]	1.45%[5]	1.30%	1.29%
Expenses after fee waivers and/or expense reimbursements	0.50%[4]	0.50%	0.50%[5]	0.50%[5]	0.50%	0.50%
Net investment income (loss)	1.89%[4]	2.15%	2.92%	3.35%	3.29%	2.45%
Supplemental data:
Net assets, end of period (000's)	$32,756	$34,629	$37,048	$38,949	$41,245	$49,919
Portfolio turnover	92%	169%	209%	234%	236%	700%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

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Financial highlights

UBS U.S. Small Cap Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class P
	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$32.44	$22.37	$21.84	$22.89	$22.92	$19.05
Net investment income (loss)[1]	(0.06)	(0.22)	(0.08)	(0.06)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	(1.26)	13.51	2.04	0.96	5.37	4.66
Net increase (decrease) from operations	(1.32)	13.29	1.96	0.90	5.24	4.55
Dividends from net investment income	(0.06)	—	—	—	—	—
Distributions from net realized gains	(5.62)	(3.22)	(1.43)	(1.95)	(5.27)	(0.68)
Total dividends and distributions	(5.68)	(3.22)	(1.43)	(1.95)	(5.27)	(0.68)
Net asset value, end of period	$25.44	$32.44	$22.37	$21.84	$22.89	$22.92
Total investment return[2]	(2.68)%	60.29%	9.62%	6.24%	26.50%	24.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.15%[3]	1.16%	1.29%[4]	1.30%	1.34%	1.22%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	0.99%	0.99%[4]	0.99%	0.99%	0.99%
Net investment income (loss)	(0.35)%[3]	(0.74)%	(0.37)%	(0.27)%	(0.58)%	(0.50)%
Supplemental data:
Net assets, end of period (000's)	$159,307	$178,971	$92,754	$96,485	$88,845	$75,770
Portfolio turnover	18%	63%	79%	54%	67%	50%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and other mutual funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

This privacy notice is not a part of the prospectus.

38

UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) Inc. and UBS Asset Management (Americas) Inc. protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data

•  Testing regimen—The business continuity plan is reviewed on an annual basis. All IT application recovery plans are updated and tested annually.

This business continuity planning overview is not a part of the prospectus.

39

If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semiannual reports and the SAI, and discuss your questions about the Funds, by contacting the Funds directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' website at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at: http://www.sec.gov and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

©UBS 2022. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.

is a subsidiary of UBS Group AG.

S1741

The UBS Funds

Prospectus | June 13, 2022

Includes:

•  UBS Multi Income Bond Fund (formerly, UBS Total Return Bond Fund)
Class: A: UTBAX, P: UTBPX

This prospectus offers Class A and Class P shares in UBS Multi Income Bond Fund (the "Fund"), a series of The UBS Funds (the "Trust").

As with all mutual funds, the US Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The UBS Funds

What every investor should know about the fund

Please find the UBS family of funds privacy notice on page 36 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 37 of this prospectus.

The fund is not a complete or balanced investment program.

2

UBS Multi Income Bond Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 16 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 81 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	3.75%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses	0.98	1.02
Acquired fund fees and expenses	0.01	0.01
Total annual fund operating expenses[2]	1.74	1.53
Less management fee waiver/expense reimbursements[3]	0.98	1.02
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	0.76	0.51

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in

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other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$450	$810	$1,195	$2,271
Class P	52	383	737	1,736

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 169% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

For purposes of the Fund's 80% policy above, the Fund's investments in bonds include a variety of fixed income securities, which may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, securities issued by municipalities, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities. The Fund may also invest in equity securities. Equity investments may include securities of companies of any capitalization size, however the Fund expects to invest primarily in large and mid-capitalization companies.

Under normal circumstances, the Fund will invest at least 50% of its net assets in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or, if unrated, are deemed to be of comparable quality by the Advisor), but may invest up to 50% in securities rated below investment grade (also known as lower-rated or "junk bonds").

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration.

The Fund invests in the United States and abroad, including in China and other emerging markets, and may purchase securities issued by domestic and foreign issuers. However, the Fund expects to limit foreign currency exposure to 25% of its net assets. Furthermore, no more than 50% of the Fund's net assets may be invested in emerging markets securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual sectors, markets, currencies or securities. The Fund may use options, futures, swap agreements, credit-linked securities and structured investments to adjust the Fund's portfolio duration.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Management process

The Advisor's investment strategy is based on identifying compelling and attractive opportunities where the

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Advisor believes that the return profile sufficiently compensates for the risk of owning a position. The Advisor focuses on identifying relative value opportunities and discrepancies between observable market prices and the Advisor's own estimates of fundamental value across various maturities, sectors and issuers.

The investment process combines both a top-down and bottom-up dynamic approach to exploit diversified sources of alpha (that is, potential sources of return in excess of a base market rate). The Advisor makes active decisions related to top-down factors, including duration, yield curve, and sector positioning. After defining these parameters, portfolio managers and credit research analysts work in close collaboration to develop investment themes for industry overweights and underweights as well as to determine the portions of the credit curve that are most attractive. The team then works to select securities to build optimal portfolios using bottom-up research and analysis.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the Fund's performance may be negatively impacted, and the Fund may experience increased volatility of its net asset value per share.

Variable rate securities generally will not increase in market value if interest rates decline. Conversely, the market value may not decline when prevailing interest rates rise. Fixed rate debt securities generally are more sensitive to interest rate changes than variable rate securities.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage- and asset-backed securities risk: The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

High yield bond risk: The risk that the issuer of bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

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Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

China risk: There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

The Fund may invest in bonds issued by the People's Republic of China ("PRC") and certain other PRC-based entities which trade on the China interbank bond market ("CIBM") through the CIBM Direct Access Program or the China—Hong Kong Bond Connect program (the "Bond Connect Program"). The CIBM Direct Access Program and the Bond Connect Program may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the Fund's investments or returns. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected. There also can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Further, the necessary trading, settlement and information technology systems for the Bond Connect Program may not function properly, causing the Bond Connect Program to be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong, the PRC, and the People's Bank of China and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the CIBM Direct Access Program and Bond Connect Program are uncertain, and they may have an adverse effect on the Fund's performance.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate.

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Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Preferred stock risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and, prior to June 13, 2022, the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund were made by the same portfolio management team. The Predecessor Fund and the Fund have substantially similar investment objectives and, prior to June 13, 2022, had substantially similar strategies. Therefore, the information shown below for Class P shares reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization.

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The bar chart and average annual total returns table show the performance of the Predecessor Fund's performance adopted by the Class P shares of the Fund for periods prior to the Reorganization. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund. In June 2022, the Fund's investment strategies changed. The performance below for periods prior to that date is attributable to the Fund's performance before the strategy change. The index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do

7

not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - March 31, 2022: (6.11)%
Best quarter during calendar years shown—2Q 2020: 4.78%
Worst quarter during calendar years shown—2Q 2013: (4.31)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2021)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (09/29/16) Return before taxes	(1.73)%	3.31%	—%	2.53%
Class P (12/19/72) Return before taxes	(1.49)	3.56	3.09	7.32
Return after taxes on distributions	(2.24)	2.51	1.60	3.87
Return after taxes on distributions and sale of fund shares	(0.88)	2.27	1.77	3.87
Bloomberg US Aggregate Bond Index	(1.54)	3.57	2.90	*

*  Average annual total returns for the Bloomberg US Aggregate Bond Index for the life of each class were as follows: Class A—2.75%; Class P—N/A.

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Scott E. Dolan, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Craig G. Ellinger, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Jeffrey Haleen, portfolio manager of the Fund since 2018.

•  Branimir Petranovic, portfolio manager of the Fund since 2018.

•  David Kim, portfolio manager of the Fund since June 2022

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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More information about the fund—UBS Multi Income Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

For purposes of the Fund's 80% policy above, the Fund's investments in bonds include a variety of fixed income securities, which may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, securities issued by municipalities, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities. The Fund may also invest in equity securities. Equity investments may include securities of companies of any capitalization size, however the Fund expects to invest primarily in large and mid-capitalization companies.

Under normal circumstances, the Fund will invest at least 50% of its net assets in securities that, at the time of purchase, are rated investment grade by an independent rating agency, but may invest up to 50% in securities rated below investment grade (also known as lower-rated or "junk bonds"). Investment grade fixed income securities possess a minimum rating of Baa3 by Moody's or BBB- by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable quality.

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any curren-

cy, have coupons payable in any currency and may be of any maturity or duration.

The Fund invests in the United States and abroad, including in China and other emerging markets, and may purchase securities issued by domestic and foreign issuers. However, the Fund expects to limit foreign currency exposure to 25% of its net assets. Furthermore, no more than 50% of the Fund's net assets may be invested in emerging markets securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. The Fund may use derivatives to hedge against a specific security or currency; to manage or adjust the risk profile of the Fund; to earn income and enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual sectors, markets, currencies or securities. The Fund may use options, futures, swap agreements, credit-linked securities and structured investments to adjust the Fund's portfolio duration.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

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More information about the fund—UBS Multi Income Bond Fund

Securities selection

The Advisor's investment strategy is based on identifying compelling and attractive opportunities where the Advisor believes that the return profile sufficiently compensates for the risk of owning a position. The Advisor focuses on identifying relative value opportunities and discrepancies between observable market prices and the Advisor's own estimates of fundamental value across various maturities, sectors and issuers.

The investment process combines both a top-down and bottom-up dynamic approach to exploit diversified sources of alpha (that is, potential sources of return in excess of a base market rate). The Advisor makes active decisions related to top-down factors, including duration, yield curve, and sector positioning. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased exposure to changes in interest rates. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. After defining these parameters, portfolio managers and credit research analysts work in close collaboration to develop investment themes for industry overweights and underweights as well as to determine the portions of the credit curve that are most attractive. The team then works to select securities to build optimal portfolios using bottom-up research and analysis.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transactions and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain markets. The Fund does not pay advisory fees that are retained by the Advisor in connection with its investment in the investment companies advised by the Advisor, but may pay other expenses associated with such investments (such as sub-advisory fees paid to other parties, if any).

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. During periods when interest rates are low or there are negative interest rates, the Fund's performance may be negatively impacted, and the Fund may experience increased volatility of its net asset value per share.

Variable rate securities generally will not increase in market value if interest rates decline. Conversely, the market value may not decline when prevailing interest rates rise. Fixed rate debt securities generally are more sensitive to interest rate changes than variable rate securities.

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More information about the fund—UBS Multi Income Bond Fund

•  Credit and high yield bond risk—The risk that a bond issuer may default or otherwise be unable to honor a financial obligation, or may become less willing or less able to do so. Bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Mortgage- and asset-backed securities risk—The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Emerging market risk—There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform

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More information about the fund—UBS Multi Income Bond Fund

accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  China risk—There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

The Fund may invest in bonds issued by the People's Republic of China ("PRC") and certain other PRC-based entities which trade on the China interbank bond market ("CIBM") through the CIBM Direct Access Program or the China—Hong Kong Bond

Connect program (the "Bond Connect Program"). The CIBM Direct Access Program and the Bond Connect Program may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the Fund's investments or returns. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected. There also can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Further, the necessary trading, settlement and information technology systems for the Bond Connect Program may not function properly, causing the Bond Connect Program to be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong, the PRC, and the People's Bank of China and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the CIBM Direct Access Program and Bond Connect Program are uncertain, and they may have an adverse effect on the Fund's performance.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency

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More information about the fund—UBS Multi Income Bond Fund

of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may

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More information about the fund—UBS Multi Income Bond Fund

cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Preferred stock risk—Preferred stocks in which the Fund may invest are sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

•  Municipal securities risk—Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends may otherwise make municipal bonds less attractive in comparison to taxable bonds or other types of investments. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for

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More information about the fund—UBS Multi Income Bond Fund

certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  LIBOR replacement risk—Certain variable- and floating- rate debt securities that the Fund may invest in are subject to rates that are tied to an interest rate, such as LIBOR. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process. Any impact of a transition away from LIBOR on the Fund, or the instruments in which the Fund invests, cannot yet be determined. Although the Federal Reserve Bank of New York has identified the Secured Overnight Financing Rate ("SOFR") as the intended replacement to USD LIBOR, foreign regulators have proposed other interbank offered rates, such as the Sterling Overnight Index Average ("SONIA"), and other replacement rates, which could also be adopted. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund's investments resulting from a substitute reference rate may also adversely affect the Fund's performance and/or net asset value. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable).

A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the US Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Managing your fund account

Flexible pricing

The Fund offers three classes of shares—Class A, Class P, and Class P2. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in the fund and how long you plan to hold your fund shares, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. Class P and Class P2 shares are available only to certain types of investors. Only Class A and Class P shares are offered in this prospectus. Class P2 shares are offered in a separate prospectus.

The Fund has adopted a Rule 12b-1 plan for its Class A shares that allows it to pay service fees for services provided to shareholders.

You may qualify for a waiver of certain sales charges on Class A shares. See "Sales charge waivers for Class A shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold fund shares.

The Fund's sales charge waivers and discounts disclosed below in this prospectus are available for qualifying purchases made directly from the Fund's distributor, UBS Asset Management (US) Inc. ("UBS AM (US)") and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this prospectus.

The sales charge waivers and discounts available through certain financial intermediaries are set forth in Appendix A to this prospectus, which may differ from those available for purchases made directly from the distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.

Class A shares

Class A shares of the Fund have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares pay no distribution fees.

The Class A sales charges for the Fund are described in the following table:

Class A sales charges. UBS Multi Income Bond Fund:

	Sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.75	1.78	1.50
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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If you intend to purchase more than $2 million of Class A shares, subject to availability at your intermediary, you should instead purchase Class P shares, which have lower on-going expenses.

Sales charge waivers for Class A shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serve as distributor if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 365 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by or through:

2.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as distributor.

3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.  Insurance company separate accounts.

8.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

9.  Reinvestment of capital gains distributions and dividends.

10.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

11.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

12.  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

13.  Clients of a financial intermediary that convert their shares from Class P shares to Class A shares in connection with the termination of their participation in the financial intermediary's fee-based advisory program.

Class A deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;

•  Exchanges between Family Funds ("Family Funds"), which include the PACE Select funds, the UBS Funds,

17

and other funds for which UBS AM (US) serves as distributor, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

•  are limited annually to no more than 12% of the original account value;

•  are made in equal monthly amounts, not to exceed 1% per month; and

•  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution; and

• Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the deferred sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

A contingent deferred sales charge applicable to Class A shares exchanged for Class P shares for traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans,

Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the contingent deferred sales charge that would have otherwise applied to UBS AM (US). Please ask your financial advisor if you are eligible for exchanging your Class A shares for Class P shares pursuant to these exchange features, which are described under "Managing your fund account—Class P shares" below.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Sales charge reductions for Class A shares

Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class Y and/or Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class Y and/or Class P shares, as well as those Class A, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class Y and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker-dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker-dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI and Appendix A to this prospectus. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS AM (US) includes:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Fund's Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the Fund's distribution arrangements and applicable sales charge reductions and waivers is available on the Fund's website free of charge, at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal distributor of the Fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

19

Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Fund's Board of Trustees;

•  Shareholders who invest a minimum initial amount of $2 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Fund's transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as distributor, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund's transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

•  Merrill Lynch brokerage account holders who hold Class A shares of the fund and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A of the fund may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

•  Class P2 shareholders that terminate their managed account and were required by the shareholder's financial intermediary to convert the existing Class P2 shares to Class P shares of the Fund. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

•  Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the Fund's distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

Class P shares do not pay ongoing 12b-1 distribution or service fees.

Shareholders of Fort Dearborn Income Securities, Inc. received Class P shares in connection with the reorganization with UBS Multi Income Bond Fund. In order to purchase additional shares of Class P of UBS Multi Income Bond Fund, former Fort Dearborn Income Securities, Inc. shareholders must meet the eligibility requirements listed above.

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Buying shares

You can buy Class A or Class P shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a sales agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a sales agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus (subject to eligibility requirements); or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of the Fund held through a financial intermediary may be converted into Class P shares of the same Fund at net asset value per share (the "Conversion"). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the Fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.

Shareholders that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments) unless such shareholder otherwise meets eligibility requirements of the share class. Additionally, shareholders no longer participating in a fee based advisory program may be required by the shareholder's financial intermediary to convert the existing Class P shares to Class A shares of the Fund.

Shareholders converting from Class A shares into Class P shares of the Fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares of the same fund.

Shareholders who hold Class P shares of the Fund in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same Fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any

21

investment minimum to be met and without the imposition of any fees or other charges.

Please contact your investment professional for further information.

Additional compensation to affiliated dealer

UBS AM (US) may pay its affiliate, UBS Financial Services Inc., additional compensation in connection with the sale of Fund shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to other financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combina-

tion thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account: $1,000
To add to an account: $100

Class A shares (retirement accounts):

To open an account: $250
To add to an account: $25

Class P shares (except investors who are clients of a wrap fee program):

To open an account: $2,000,000
To add to an account: $0

Class P shares (investors who are clients of a wrap fee program):

To open an account: $1,000
To add to an account: $100

UBS AM (US) may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

Market timers. The interests of the Fund's long-term shareholders and their ability to manage their investments may be adversely affected when the Fund's shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the Fund to have

22

difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase the Fund's transaction costs, administrative costs or taxes. These factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if the Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. The Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Fund's Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund's transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it generally will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM (Americas) generally will require the Financial Intermediary to block the particular plan from further purchases of Fund shares or instruct the Fund's transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary. UBS AM (Americas) may periodically request underlying account detail for omnibus accounts for review and analysis.

While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund's efforts may not be

23

completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Fund and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee programs/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions are generally exempt from the market timing prevention procedures. These exempt transactions include redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, purchases and redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund's distributor and transfer agent, purchases and redemptions on behalf of clients of a fee based advisory program or certain other advisory programs in which UBS AM (Americas) exercises investment discretion, purchases and redemptions on behalf of institutional clients with which UBS AM (Americas) has signed an investment management agreement and exercises investment discretion on behalf of such client, purchases and redemptions below a specified monetary threshold by institutional clients with which UBS AM (Americas) has signed a separate investment management agreement, and purchases and redemptions by other registered investment companies managed by the Advisor.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which Class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A then Class P.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained later in this prospectus.

The Fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however the Fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by the Fund, the Fund typically expects to pay proceeds by wire, ACH, or mailing a check to redeeming shareholders within one business day following receipt of the shareholder redemption order; however, the Fund may take up to 7 days to pay sale proceeds.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

Typically, redemptions of Fund shares will be made in cash. The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the Fund also may draw on a bank

24

line of credit to meet redemption requests. In addition, under stressed market conditions or a particularly large redemption, the Fund may distribute redemption proceeds in-kind (instead of cash) to meet redemption requests, as described below.

Although not routinely used by the Fund, the Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage or other costs converting the securities to cash. The securities included in a redemption in kind may include illiquid investments that may not be immediately saleable.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the Fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares. You may recognize a gain or loss on the redemption of your Fund shares, and you may incur a tax liability.

Exchanging shares

You may exchange Class A or Class P shares of the Fund for shares of the same class of most other Family Funds.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in the Fund or any other of the Family Funds through the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

25

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Fund; use electronic funds transfer or wire to buy or sell shares of the Fund; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's distributor. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's distributor may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most

26

national holidays and on Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtain market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or its delegate) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee of the Advisor the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

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The Fund expects to price most of its portfolio investments based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Fund.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, the

Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus or offering document.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of a fund's board with respect to

28

the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for the valuation practices of registered investment companies. The Fund will be required to comply with Rule 2a-5 starting in September 2022.

Management

Investment advisor

UBS Asset Management (Americas) Inc. ("UBS AM (Americas)" or the "Advisor") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM (Americas) is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of March 31, 2022, the Advisor had approximately $290.6 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management as of March 31, 2022. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of the Fund.

Scott E. Dolan, Craig G. Ellinger, Jeffrey Haleen, David Kim, and Branimir Petranovic are the members of the investment management team and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Dolan, Ellinger, Haleen, Kim and Petranovic have access to a globally integrated team of credit analysts and other members of the Fixed Income investment management team who may contribute to research, security selection and portfolio construction. Messrs. Dolan, Ellinger, Haleen, Kim and Petranovic are responsible for the overall portfolio and for reviewing the overall composition of the portfolio in an effort to ensure its compliance with the Fund's stated investment objective and strategies. Information about Messrs. Dolan, Ellinger, Haleen, Kim and Petranovic is provided below.

Scott E. Dolan is Head of US Multi-Sector Fixed Income and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios. Mr. Dolan has been a portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

Craig G. Ellinger is Head of Americas Fixed Income and a Managing Director at UBS Asset Management. Mr. Ellinger has been an investment professional with UBS Asset Management since 2000 and a portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

Jeffrey Haleen is a Senior Portfolio Manager on the US Multi-Sector Fixed Income team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Haleen was a trader for Deutsche Bank's London-based principal finance subsidiary, Winchester Capital, prior to which he was Head of Asset-Backed Securities Credit at Deerfield Capital Management. Mr. Haleen has been a portfolio manager of the Fund since 2018.

Branimir Petranovic is a Senior Portfolio Manager on the US Multi-Sector Fixed Income Team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Petranovic managed fund of hedge fund portfolios at HFR Asset Management, prior to which he worked in the fixed income divisions at Goldman, Sachs & Co. and Scotia Capital.

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Mr. Petranovic has been a portfolio manager of the Fund since 2018.

David Kim is a Senior Portfolio Manager on the Multi-Sector Fixed Income team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Kim worked at Goldman Sachs in the Equity Derivatives Group. Mr. Kim has been a portfolio manager of the Fund since June 2022.

The Fund's SAI provides information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fee

The investment advisory fee (expressed as an annual rate) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by the Fund, is presented in the following table as of June 30, 2021. During the fiscal year ended June 30, 2021 the Fund paid the Advisor investment advisory fees as set forth in the Fund's "Annual fund operating expenses" table ("Expense Table") in the line item "Management fees" as found in the Fund Summary at the front of this prospectus (except that such amounts do not reflect fee waivers).

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses) do not exceed the amounts listed in the footnotes to the Expense Table. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 28, 2022. The contractual fee waiver agreement also provides that the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Fund is available in the Fund's most recent annual report to shareholders for the fiscal period ended June 30.

	Effective gross advisory fee as of	Advisory fee breakpoint schedule
Fund	June 30, 2021	Assets under management	Fee
UBS Multi Income Bond Fund[1]	0.50%	First $250 million	0.500%
		On the next $250 million – $500 million	0.490
		On the next $500 million – $750 million	0.480
		Above $750 million	0.470

1  Prior to June 13, 2022, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.50% on all assets under management.

Administrator

UBS AM (Americas) is also the administrator of the Fund. The Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services, before fee waivers and/or expense reimbursements, if any.

Disclosure of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The schedule of portfolio holdings in the Fund's Form N-PORT is available on the SEC's website at www.sec.gov. Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-800-647 1568.

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The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's website at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html. Other information regarding the Fund may also be found on the Fund's website. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Dividends and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions of which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders, and may limit the Fund from using certain types of derivative instruments as part of its investment strategy.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Fund is required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes depending on each shareholder's particular situation.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on income

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dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the

Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the six-months ended December 31, 2021 has been derived from the Fund's semi-annual report, which is unaudited. The information for the periods ended June 30 has been derived from the financial statements audited by the Fund's independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2021 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2021, the Report, and the unaudited financial statements of the Fund for the six-months ended December 31, 2021, are incorporated by reference into the SAI.

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UBS Multi Income Bond Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2021	Years ended June 30,				Period ended
	(unaudited)	2021	2020	2019	2018	June 30, 2017[1]
Net asset value, beginning of period	$15.66	$15.64	$15.09	$14.40	$14.94	$15.24
Net investment income (loss)[2]	0.13	0.30	0.41	0.45	0.47	0.25
Net realized and unrealized gain (loss)	(0.21)	(0.02)	0.50	0.65	(0.65)	(0.30)
Net increase (decrease) from operations	(0.08)	0.28	0.91	1.10	(0.18)	(0.05)
Dividends from net investment income	(0.12)	(0.26)	(0.36)	(0.41)	(0.36)	(0.25)
Return of capital	—	—	—	—	—	(0.00)[3]
Total dividends and distributions	(0.12)	(0.26)	(0.36)	(0.41)	(0.36)	(0.25)
Net asset value, end of period	$15.46	$15.66	$15.64	$15.09	$14.40	$14.94
Total investment return[4]	(0.53)%	1.83%	6.14%	7.63%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.64%[5]	1.73%	1.59%[6]	1.68%[6]	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%[5]	0.75%	0.75%[6]	0.75%[6]	0.75%	0.75%[5]
Net investment income (loss)	1.64%[5]	1.90%	2.66%	3.10%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$749	$681	$650	$488	$108	$44
Portfolio turnover	92%	169%	209%	234%	236%	700%
	Class P
	Six months ended December 31,2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.67	$15.65	$15.10	$14.41	$14.94	$15.14
Net investment income (loss)[2]	0.15	0.34	0.45	0.49	0.49	0.37
Net realized and unrealized gain (loss)	(0.21)	(0.02)	0.50	0.64	(0.63)	(0.18)
Net increase (decrease) from operations	(0.06)	0.32	0.95	1.13	(0.14)	0.19
Dividends from net investment income	(0.14)	(0.30)	(0.40)	(0.44)	(0.39)	(0.39)
Return of capital	—	—	—	—	—	(0.00)[3]
Total dividends and distributions	(0.14)	(0.30)	(0.40)	(0.44)	(0.39)	(0.39)
Net asset value, end of period	$15.47	$15.67	$15.65	$15.10	$14.41	$14.94
Total investment return[4]	(0.41)%	2.07%	6.40%	7.95%	(0.88)%	1.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%[5]	1.52%	1.38%[6]	1.45%[6]	1.30%	1.29%
Expenses after fee waivers and/or expense reimbursements	0.50%[5]	0.50%	0.50%[6]	0.50%[6]	0.50%	0.50%
Net investment income (loss)	1.89%[5]	2.15%	2.92%	3.35%	3.29%	2.45%
Supplemental data:
Net assets, end of period (000's)	$32,756	$34,629	$37,048	$38,949	$41,245	$49,919
Portfolio turnover	92%	169%	209%	234%	236%	700%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

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Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and other mutual funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

This privacy notice is not a part of the prospectus.

36

UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) Inc. and UBS Asset Management (Americas) Inc. protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures: Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures: Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data

•  Testing regimen: The business continuity plan is reviewed on an annual basis. All IT application recovery plans are updated and tested annually.

This business continuity planning overview is not a part of the prospectus.

37

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries identified in this Appendix A may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A shares only)

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

A-1

Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Shares purchased through a Morgan Stanley self-directed brokerage account

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James")

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

A-2

Front-end Sales Load Waivers on Class A Shares available at Raymond James

Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares available at Raymond James

Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Raymond James:
Breakpoints, Rights of Accumulation, and/or Letters of Intent

Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-3

If you want more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Fund's annual and semiannual reports and the SAI, and discuss your questions about the Fund, by contacting the Fund directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund's website at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

©UBS 2022. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

S1742

The UBS Funds

Statement of Additional Information | June 13, 2022

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class P	Class P2
UBS Multi Income Bond Fund (formerly, Total Return Bond Fund)	UTBAX	UTBPX	UTBTX
UBS U.S. Small Cap Growth Fund	—	—	BIPTX

UBS Asset Management (Americas) Inc. ("UBS AM (Americas)"), an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the underwriter for the Funds. UBS AM (US) is an indirect wholly owned subsidiary of UBS Group AG.

Portions of the Funds' Annual and Semi-Annual Reports to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual and Semi-Annual   Reports without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated June 13, 2022. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

General information about the Trust

The Trust currently consists of shares of the following twelve funds, representing separate portfolios of investments. Each of the following Funds currently offers two classes of shares—Class A shares and Class P shares: UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund. The following Funds also offer Class P2 shares: UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS Multi Income Bond Fund, UBS U.S. Small Cap Growth Fund and UBS Sustainable Development Bank Bond Fund. The following Funds currently offer only Class P shares: UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund. This SAI relates to Class A, Class P, and P2 shares of UBS Multi Income Bond Fund and Class P2 shares of UBS U.S. Small Cap Growth Fund only. Class A shares for the Funds have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class P and P2 shares, which are designed primarily for institutional investors and wrap fee advisory accounts, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Prior to June 13, 2022, UBS Multi Income Bond Fund was known as UBS Total Return Bond Fund.

Diversification status

Each of the UBS Multi Income Bond Fund and UBS U.S. Small Cap Growth Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act").

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Fund's administrator.

"Advisor" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Funds and other funds for which UBS Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fitch" shall mean Fitch Ratings, Inc.

"Funds" shall collectively mean the UBS Multi Income Bond Fund and UBS U.S. Small Cap Growth Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the US Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Financial Services LLC.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS AM (US)" shall mean UBS Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objective and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to all Funds

Borrowing

The Funds may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets—Financial instruments that involve the Funds' obligation to make future payments to third parties will not be viewed as creating any senior security provided that a Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreements, (ii) when-issued and delayed delivery securities, (iii) dollar rolls, (iv) to-be-announced securities, (v) securities sold short (vi) swaps, (vii) futures contracts, (viii) written options, (ix) forward currency contracts, and (x) non-deliverable forwards.

A Fund will consider its obligations involving such a financial instrument as "covered" when a Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to a Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

The SEC has adopted a new rule which replaces the asset segregation framework that is being used by funds to comply with Section 18 of the Act, among other requirements; compliance with the new rule is required by August 19, 2022. The Advisor will continue to monitor developments as they apply to the Funds.

The Funds' segregated assets procedures may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Funds to be able to segregate the required amount of assets. If Segregated Assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until the Funds' obligations under the financial instruments have been satisfied. In addition, a Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require a Fund to segregate. The segregated assets procedures provide that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, a Fund must segregate a larger amount of assets to cover its obligations, which essentially limits a Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of a Fund to use the financial instruments could be negatively affected.

Cash and cash equivalents

Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although any such non-US holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, each Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis in one or more money market funds or other pooled investment vehicles, including other funds sponsored by UBS AM (US).

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price or upon demand, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Funds consider a repurchase agreement having more than seven days remaining to maturity an illiquid investment and will not enter into such repurchase agreement if, as a result, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Repurchase agreements are securities, and may be treated as "Government Securities" as defined in the Act, if fully collateralized with such securities, for purposes of the tax diversification requirements that must be met for the Funds to qualify for pass-through treatment under the Code. Accordingly, the Funds will limit the value of their repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Funds' custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date a Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities provided that loans of "Government Securities" as defined in the Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities or 100% of the value of the securities loaned with respect to "Government Securities." Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash or "Government Securities" as defined in the Act. Pursuant to rules and regulations under the Act, under normal conditions, the Funds invest cash collateral from securities lending activities into a money market fund. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities.

In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities and indices. Each Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency, commodity interest rate or index, at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant ("FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the US Commodity Futures Trading Commission ("CFTC") for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions.

Each Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the particular Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability, if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the Act.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated, and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Options

The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter ("OTC") Certain OTC options may be illiquid. Thus, it may not be possible to close options positions, and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid investments.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums on all outstanding call options paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, the UBS Multi Income Bond Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund generally will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Funds' custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock indices and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock indices and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock indices and fixed income indices. While the option is open, the Funds' custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on futures contracts

A Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.

When a Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

When a Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of a Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that a Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, a Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options on swap agreements

The UBS Multi Income Bond Fund may purchase options on swap agreements. For more information about these types of investments, see "Swaps" below.

Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contract's full notional exposure of the Fund's delivery obligation under the contract. However, where a forward is executed pursuant to an agreement that provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of a Fund (the unrealized loss, if any), as opposed to the full notional exposure of a Fund's delivery obligation. Further, where a Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce a Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as a Currency Linked Settlement) provides that on the expiration date the gross notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.

Because a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a commodity pool operator ("CPO").

Options on foreign currencies

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or OTC markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Exchange-traded notes ("ETNs")

Each Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange ("NYSE")) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.

The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

The timing and character of income and gains derived from ETNs is under consideration by the US Treasury and Internal Revenue Service ("IRS") and may also be affected by future legislation.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of an ETN may differ from its market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Special risks of certain derivatives

Certain derivative contracts entered into by the Funds may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances, if triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

Risks of potential regulation of swaps and other derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. For example, on October 28, 2020, the SEC adopted new Rule 18f-4 under the Act, which governs the use of derivatives by registered investment companies. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and will replace the asset segregation framework used by funds to comply with Section 18 of the Act, among other requirements; compliance with the new rule is required by August 19, 2022. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds' ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity pool operator exclusions

With respect to each Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each of these Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Funds, their respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires each of these Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, these Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Illiquid investments

The term "illiquid investments" includes any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as classified by the Fund and as determined pursuant to the Act and applicable rules and regulations thereunder. In classifying investments as illiquid, a Fund will use information obtained after reasonable inquiry and take into account relevant market, trading, and investment-specific considerations, as well as applicable Commission guidance. The Funds review liquidity classifications at least monthly, and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of its investments' classifications.

The Fund may not be able to readily liquidate its investments in illiquid investments and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid investments may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value. The Advisor monitors the liquidity of investments in the Funds' portfolios and reports periodically on liquidity decisions to the Board. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

In making determinations as to the liquidity of municipal lease obligations for a Fund, the Advisor will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Because these municipal lease obligation-backed securities are based on a well-established means of securitization, the Advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

Rule 144A

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

A Fund will classify the liquidity of a security exempt under Rule 144A using information obtained after reasonable inquiry and taking into account relevant market, trading, and investment-specific considerations. The restricted nature of a Rule 144A security is one factor considered by a Fund in evaluating the liquidity of a Rule 144A security. The Funds review liquidity classifications of a Rule 144A security at least monthly, and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of its investments' classifications.

Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Trust and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid investments.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust, on behalf of the Funds, which include continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid investments exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid investments which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Funds may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Non-publicly traded securities, private placements and restricted securities classified as illiquid after reasonable inquiry and taking into account relevant market, trading, and investment-specific considerations will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid investments.

Regulation S securities

A Fund may invest in the securities of US and non-US issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S ("Regulation S Securities") under the 1933 Act. Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Fund's 15% of net assets limitation on investment in illiquid investments. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objective and restrictions and are permitted under the Act. Section 12(d)(1) of the Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in portfolios of other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

In October 2020, the SEC adopted Rule 12d1-4 under the Investment Company Act to create a regulatory framework for funds' investments in other funds. Rule 12d1-4 allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund, unless the acquiring fund's investment adviser acts as the acquired fund's investment adviser and does not act as sub-adviser to either fund.

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund's total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund's shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.

In addition to Rule 12d1-4, the Investment Company Act and related rules provide certain other exemptions from these restrictions.

Exchange-traded funds ("ETFs")

Subject to the limitations on investments in investment company securities and their own investment objectives, the Funds may invest in securities of ETFs. Generally, ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Unless permitted by the Act or an order or rule issued by the SEC, a Fund's investments in unaffiliated ETFs that are structured as investment companies as defined in the Act are subject to the percentage limitations of the Act regarding investments in other investment companies. The SEC has, however, granted exemptive orders to various iShares funds (which are ETFs) and other ETFs and their investment advisers that permit the Funds to invest beyond the limitation described above, subject to certain terms and conditions, including a finding of the Board that the advisory fees charged by the Advisor to the Funds are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Because the securities of foreign companies are frequently denominated in foreign currencies, and because the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Multi Income Bond Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The economies of foreign countries dependent on large export sectors may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on and goods and services produced by such countries. A national economic slowdown in the export sector may also affect companies that are not heavily dependent on exports. To the extent a country engages in retaliatory tariffs, a company that relies on imported parts to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities when valued in US dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom ("UK") voted to exit the European Union ("EU") (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU and effective January 1, 2021, the UK and the EU reached an agreement on the terms of their trading relationship, which principally relates to the trading of goods. The UK and EU are expected to continue discussing matters not covered by the trade agreement, such as financial services. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of a Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Convertible securities

The Funds may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Contingent convertible instruments. Contingent convertible securities ("CoCos") are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•  Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•  Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a "trigger"), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•  Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

When-issued and delayed delivery securities

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Funds. The Funds may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

To-be-announced securities ("TBA")

A TBA is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Asset-backed securities

The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the market for asset-backed securities may experience periods of extreme volatility, which may negatively impact market liquidity conditions. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest in asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Real estate investment trusts ("REITs")

The UBS Multi Income Bond Fund Fund may invest in debt obligations issued by REITs. The UBS U.S. Small Cap Growth Fund may invest in equity REITs and equity interests issued by REITs and non-US REIT-like entities (collectively "REITs"). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Short sales

The Funds may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until a Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by a Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions. A Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Equity securities

The Funds may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The UBS Multi Income Bond Fund expects its US equity investments to emphasize large and mid capitalization companies, but may also invest in small capitalization companies. The UBS U.S. Small Cap Growth Fund expects its US equity investments to emphasize small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS U.S. Small Cap Growth Fund also may invest in the initial public offerings ("IPOs") of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Investments relating to the UBS Multi Income Bond Fund

Fixed income securities

The Fund may invest in various types of fixed income securities of US and non-US issuers, as described in this SAI, including, but not limited to, governments and governmental entities and supranational issuers as well as corporations and other issuers. These securities may include US and non-US dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The Fund may also invest in floating rate and variable rate obligations, which are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. The Fund may also invest in US Treasury Securities, which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities. Other US government securities in which the Fund may invest may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk but are not free of credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk.

Any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, including those held by the Fund, which could have a material adverse impact on the Fund. In recent years, the long-term US credit rating was downgraded by at least one major rating agency as a result of disagreements within the US government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of US Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the US government could default on its debt, including US Treasuries. UBS AM cannot predict the effects of these or similar events in the future on the US economy and securities markets or on the Fund's portfolio.

The Advisor considers investment grade securities to include: (i) securities with a minimum rating of Baa3 by Moody's or BBB- by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization ("NRSRO"), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Advisor to be of comparable quality, each at the time of purchase. The descriptions of debt securities ratings may be found in Appendix A.

Yield factors

The yield on a bond depends on a variety of factors, including general municipal or fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and/or expectations regarding changes in tax rates. The Fund may invest in bonds with a broad range of maturities, based on the Advisor's judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a bond, the higher the rate of interest paid and the greater the volatility.

Duration

Duration is a measure of the price sensitivity of a fixed income investment or portfolio to a change in interest rates. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the Advisor in portfolio selection and yield curve positioning for the Fund's bond investments. Duration was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows the Advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if the Advisor calculates the duration of the Fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Negative interest rates

In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In response to recent market volatility and economic uncertainty, the US government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as longer-term investment-grade and high-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including the Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the Fund's ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Development bank bonds

The Fund may invest in development bank bonds. Development banks are financial organizations formed by government entities to promote economic and social development. Development banks generally use their capital for projects that seek to improve the state of the developing world, promote sustainable growth, and raise living standards. The value of the Fund's investments in bonds issued by development banks may fall due to adverse financial market developments in the US and abroad. Borrowers from development banks include foreign countries, which may include emerging market countries, and borrowers of specific development banks also include the private sector with or without government guarantee. Therefore, negative economic, social and political developments could affect the ability of a borrower to repay its loan to the development bank and thus affect its financial condition. In addition, investments in such development bank bonds may involve special risks because the Fund may have limited legal recourse in the event of default. Also, development bank bonds may sometimes be less liquid and more difficult to sell and to value than high-quality securities of US issuers. Bonds issued by a development bank are backed by the shareholders of the development bank. The development bank may be supported via various mechanisms, including preferred creditor status, equity injections by its shareholders, and callable capital, even though the latter may have never been tested with respect to an issuer. Changes in the shareholder structure of a development bank or changes in the strength of the support by its shareholders could affect the credit rating and thus the value of the bonds issued by the development bank.

Municipal securities

The Fund may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of the Fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for the Fund and lower investment performance.

Floating rate and variable rate obligations

The Fund may invest in floating rate and variable rate obligations. Floating rate and variable rate obligations are bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to Fund and adversely affect its share price.

LIBOR transition risk

The Fund's investments and payment obligations may be based on floating rates, such as the London Interbank Offered Rate ("LIBOR") and other similar types of reference rates. On July 27, 2017, the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process; and therefore, any impact of a transition away from LIBOR on a Fund or the instruments in which a Fund invests cannot yet be determined. A Fund may continue to invest in instruments that reference LIBOR or use other similar reference rates due to favorable liquidity or pricing.

In June 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate ("SOFR"). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for US dollar-based debt and derivatives and ultimately reduce the markets' dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Additionally, it is expected that industry trade associations and participants will focus on the transition mechanisms by which reference rates (including LIBOR) and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. The transition process could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Investments without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. UBS AM and/or its affiliates may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and the previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund's investments, performance or financial condition, and may expose the fund to additional tax, accounting and regulatory risks. At this time, it is not possible to exhaustively identify or predict the effect of any changes to reference rates, any establishment of alternative reference rates or any other reforms to reference rates. The elimination of LIBOR or reforms to the determination or supervision of reference rates may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund's overall financial condition or results of operations.

Build America Bonds

The Fund's investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the US Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build

America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the US Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass-through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds was discontinued on December 31, 2010.

Lower-rated debt securities

Fixed income securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another NRSRO, or, if unrated, are determined to be of comparable quality by the Advisor are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) issuers, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Inflation linked securities

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds

The Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Trust-preferred securities

The Fund may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Fund, to sell its holdings.

Mortgage-backed securities and mortgage pass-through securities

The Fund may also invest in mortgage-backed securities (including commercial and residential mortgage backed securities), which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than subprime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

On June 3, 2019, under the FHFA's "Single Security Initiative," Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities ("UMBS") in place of their separate offerings of TBA-eligible mortgage-backed securities. The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the

Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax purposes, the Fund will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and certain IOs and POs may be considered illiquid.

Dollar rolls

The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe the Fund's obligations under dollar rolls are senior securities and accordingly, the Fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs")

The Fund may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities

The Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries

("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Credit-linked securities

The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid investments.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

Loan participations and assignments

The Fund may invest up to 5% of its net assets in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships typically through loan assignments, but also through participations in loans. The Fund's investments in such instruments primarily include senior secured loans, but may also purchase senior unsecured, subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing including credit, prepayment, extension and, to a lesser extent, interest rate risks.

A senior loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors. The Agent typically administers and enforces the loan on behalf of the other loan investors and typically holds any collateral on behalf of the loan investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior loans typically hold the most senior position in the capital structure of a business entity, and therefore have priority over the claims of most or all other creditors on the borrower's cash flow in the event of default. Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior unsecured loans are not supported by collateral and, in such cases, the Fund would not have a claim on any specific asset or stock of the borrower, which results in a greater risk of loss. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities.

Junior loans or second lien loans are subject to the same general risks inherent to any loan investment, but due to their lower place in a borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior loan or it may be secured by a separate set of assets, such as property, plants, or equipment.

The Fund purchases loans primarily through assignments, but may also purchase participation interests in loans. The agent and the original lenders of a loan typically have the right to sell interests ("participations") in their share of the loan to other participants or to assign all or a portion of their interests ("assignments") in the loan to other parties. When the Fund purchases an assignment, it typically has a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning loan investor and becomes a loan investor under the loan agreement with the same rights and obligations as the assigning loan investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

When a Fund acquires a participation in a loan, it typically has a contractual relationship only with the lender, not with the borrower, and, therefore, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing participations, the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation may be impaired. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Advisor to be creditworthy. In the event of the insolvency of the loan investor selling a participation, the Fund may be treated as a general creditor of such loan investor. The selling loan investors and other persons interpositioned between such loan investors and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate, such as LIBOR, plus a specified margin. The Advisor believes that such spreads significantly reduce the impact of interest rate movements as compared to other debt securities. The interest rate on LIBOR-based loans and securities is reset periodically, typically at regular intervals ranging between 30 and 90 days. In the alternative, a portion of the Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investments with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's share price as a result of changes in interest rates.

Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Fund to realize full value and thus cause a decline in its net asset value.

The Advisor has chosen to remain on the public side of all loan transactions by refusing access to non-public information about a borrower that may otherwise be available to the portfolio manager or his team as a consequence of typical loan terms requiring borrowers to provide non-public information periodically to lenders. The Advisor refuses such non-public information as the receipt of such information would require the portfolio manager and his team to be "walled off" from other portfolio managers, traders and research staff, which would inhibit the Fund's opportunity to leverage research and analysis from other portfolio management teams and may increase the costs of the Fund. However, by not receiving the non-public information about a borrower, the portfolio manager and credit analysts may not receive certain information to which the Fund would otherwise have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances, however, the Advisor may seek access to non-public information with respect to a particular loan currently held by the Fund if the loan has defaulted or is in danger of default or if the Fund is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

Eurodollar securities

The Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Investments in Chinese Bonds

The Fund may invest in bonds issued by the People's Republic of China ("PRC") and certain other PRC-based entities which trade on the China interbank bond market ("CIBM") through the CIBM Direct Access Program or the China—Hong Kong Bond Connect program (the "Bond Connect Program"). Both programs are relatively new and are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund.

The CIBM Direct Access Program, established and regulated by the People's Bank of China, allows eligible foreign institutional investors to conduct trading on the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.

The Bond Connect Program refers to the arrangement between Hong Kong and mainland China that enables mainland China and overseas investors to trade various types of debt securities in each other's bond markets through connection between the relevant respective financial infrastructure institutions. The Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. The PRC markets may be open at a time when the Bond Connect Program is not trading, with the result that prices of investments purchased through the

Bond Connect Program may fluctuate at times when the Fund is unable to add to or exit its position. Securities purchased through the Bond Connect Program will be held on behalf of ultimate investors (such as the Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH"), each a PRC-based custodian. The Fund's ownership interest will only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects the Fund to various risks, such as the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in the securities purchased through the Bond Connect Program, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As a result, the Fund may not be able to participate in corporate actions affecting their rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Transactions through the Bond Connect Program are settled in RMB, the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions, which cannot be guaranteed. Securities purchased through the Bond Connect Program generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program in accordance with applicable rules.

A primary feature of the Bond Connect Program is the application of the home market's laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, the Fund's investments in securities through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the Fund's investments or returns. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Bond Connect Program. The Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through the Bond Connect Program.

The CIBM Direct Access Program and the Bond Connect Program are relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the Fund's investments or returns. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected. There also can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Because the Bond Connect Program is in its early stages, the actual effect on the market for trading in the underlying securities with the introduction of large numbers of foreign investors is currently unknown. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through the Bond Connect Program could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong, the PRC, and the People's Bank of China and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the CIBM Direct Access Program and Bond Connect Program are uncertain, and they may have an adverse effect on the Fund's performance. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

Swaps

The Fund may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund may also engage in credit default swaps. The Fund may also invest in inflation swaps. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns. When the Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap index agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund, and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under the applicable swaps regulation, it will be required to post both initial margin in addition to variation margin.

In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM will return "variation margin" to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely and may involve additional costs and risks not associated with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on the LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Fund also may enter into credit default swap agreements. The Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities or instruments (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or the seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Fund may invest in inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. Among other reasons one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of the inflation swap.

The Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to enter into a swap pursuant to which the owner will receive payments based on a fixed rate in exchange for making payments based on the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to make payments based on a fixed rate and, in exchange, receive payments based on the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Fund also may engage in interest rate lock transactions (which may also be known as forward rate agreements). In an interest rate lock transaction, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates, as applied to a specified notional amount. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates, as applied to a specified notional amount.

The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund's borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset. Therefore, the cover amount includes the notional value of the underlying credit on a daily mark-to-market basis. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap. To the extent that the Fund cannot dispose of a swap in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the investment, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Emerging markets investments

The Fund may invest in debt securities of corporate issuers in developing countries and fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers.

The Fund's investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers by any of the entities described above.

Except as noted, the Fund's investment in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participations and Assignments, Brady Bonds (as such capitalized terms are defined below), and certain non-publicly traded securities.

The Fund may invest a portion of its assets in structured foreign investments. This term generally refers to interests in US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments.

The Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire the Participations only if the Lender interpositioned between the Fund and a borrower is determined by the Advisor to be creditworthy.

When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in OTC secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan or MSCI emerging markets indices to be an emerging market country. The countries included in this definition will change over time. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments relating to UBS U.S. Small Cap Growth Fund

Special purpose acquisition companies ("SPACs")

The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Summary of risks

The principal risks of investing in the Funds are described in the risks sections of the Prospectus.

Cybersecurity risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Market risk

Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Funds' investments. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Funds. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Funds. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Investment restrictions

Fundamental investment restrictions. The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of REITs;

(iii)  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities (this limitation does not apply to the UBS U.S. Small Cap Growth Fund);

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities or to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted to the SEC; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(vi)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to the UBS U.S. Small Cap Growth Fund);

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to the UBS U.S. Small Cap Growth Fund).

With respect to the real estate restriction described in (ii) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

UBS U.S. Small Cap Growth Fund may not:

(i)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(ii)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed); and

(iii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

The commodities restriction described in (i) does not prevent the Fund from entering into swap agreements or swaptions.

Note regarding other investment limitations. In addition to the Funds' own investment policies and restrictions, UBS AM (Americas) may adopt certain additional internal investment criteria which may further restrict the Funds' investments. As of the date of this SAI, UBS AM (Americas) policies prohibit investments by the Funds in businesses involved in:

•  Controversial weapons, which cover:

–  Cluster munitions

–  Anti-personnel mines

–  Chemical weapons

–  Biological weapons

–  Nuclear weapons produced in breach of the Treaty on the Non-Proliferation of Nuclear Weapons

•  Depleted Uranium manufacturing

•  Thermal coal extraction and oil sands (20% revenue threshold at acquisition)

The Advisor may modify this list of prohibited investments, including revenue thresholds or any particular exclusion, at any time, without shareholder approval or notice.

Because the above policy may cause the Funds to exclude certain investments for nonfinancial reasons, the Funds may forego some market opportunities available to funds that do not have such a policy.

Management of the Trust

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board appoints the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of three trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act ("Independent Trustees"). Adela Cepeda, an Independent Trustee, is Chairperson of the Board. As Chairperson of the Board, Ms. Cepeda approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Ms. Adela Cepeda also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board meets at least four times each year. At each regular meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year, and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees: an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met four times during the fiscal year ended June 30, 2021.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met twice during the fiscal year ended June 30, 2021.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor (including, for example, COVID-19-related matters). In addition, the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning the reasons for the fair valuation and the methodology used to arrive at the fair value, and information on illiquid investments held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year-end financial statements.

With respect to liquidity, pursuant to Rule 22e-4 of the Act, the Board has approved a liquidity risk management program, which provides the framework for evaluating the liquidity of the Funds' investments. The Board has approved the designation of an administrator of such program, and will review, no less frequently than annually, a written report prepared by the administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also receives regular liquidity risk management reports.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Keith A. Weller, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that Mses. Cepeda and Smith had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda has a career in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows Ms. Cepeda to bring valuable, relevant experience as a member of the Board. The Board also noted that Abbie J. Smith, as a Professor of Accounting, also has the relevant skills and experience to serve as a member of the Board. The Board also considered that Muhammad Gigani is a certified public accountant who had a career in the financial services industry, including holding senior positions in companies engaged in this industry, which allows Mr. Gigani to bring valuable, relevant experience as a member of the Board.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM, are listed below. None of the Trustees is an "interested person" (as defined in the Act) of the Trust.

Independent trustees

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 64 c/o Keith A. Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Chairperson and Trustee	Since October 2021 and 2004, respectively	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016 to 2019). From 1995 to 2016, Ms. Cepeda was the founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 12 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Muhammad Gigani; 44 c/o Keith A. Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2021

Mr. Gigani is a Vice President—Tax of Reyes Holdings, L.L.C. (global food and beverage company) (since 2018). Formerly, Mr. Gigani held various positions at Deloitte Tax, LLP (from 2002 to 2018, most recently serving as a partner (from 2014 to 2018)). Mr. Gigani was a board member of Junior Achievement of Chicago (non-profit) (from 2016 to 2018). Mr. Gigani was also finance chair of Latin United Community Housing Association (non-profit) (from 2016 to 2018). Mr. Gigani is a Certified Public Accountant (CPA).

				Mr. Gigani is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Gigani is a trustee (since July 2021) for The Adler Planetarium (non profit).

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 69 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 12 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and also a member and Chair of the audit committee (since 2017 and 2019, respectively). Ms. Smith is a member (and was chair until 2015) of the audit committee and chair of the finance committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/ director (since 2000) and a member of the audit and nominating committees of the Dimensional mutual Funds complex (a total of 147 series in 5 investment companies) and of Dimensional ETF Trust.

1  Each Trustee holds office for an indefinite term.

Officers

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski* Age: 54	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson* Age: 43	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US of UBS AM—Americas region). Mr. Dickson is a vice president of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** Age: 64	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006 ), and general counsel (2004 through 2019 and September 2021 to present) (prior to which he was senior legal counsel (2019 through 2020 and April 2021 to September 2021) (prior to which he was Interim Head of Asia Pacific ("APAC") Legal (from 2020 through 2021), and Interim Head of Compliance and Operational Risk Control (2019), of UBS AM—Americas region)). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary* Age: 54	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax,audit and board governance for product control and investment support (from 2017 until 2020)). Previously, she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun* Age: 43	President	Since 2018

Mr. Lasun is a managing director (since 2021) (prior to which he was an executive director from 2018 through 2021) and head of fund development and management (since 2018) for UBS AM—Americas region (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees fund development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Frank S. Pluchino*** Age: 62	Chief Compliance Officer	Since 2018

Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 2 investment companies (consisting of 13 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders** Age: 56	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey** Age: 37	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (since 2019, prior to which he was a director) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice-president and assistant secretary of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller** Age: 60	Vice President and Secretary	Since 2004 and 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since 2019 and Head of Registered Funds Legal (since June 2022), prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

† Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

* This person's business address is 787 Seventh Avenue, New York, NY 10019.

** This person's business address is One North Wacker Drive, Chicago, IL 60606.

*** This person's business address is 600 Washington Blvd, Stamford, CT 06901.

Information about Independent trustee ownership of securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US)

As of December 31, 2021, the Independent Trustees did not own any securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US).

Information about trustee ownership of Fund shares

Trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Independent Trustees
Adela Cepeda	$50,001 - $100,000	Over $100,000
Muhammad Gigani	none	none
Abbie J. Smith	Over $100,000	Over $100,000

1  Information regarding ownership is as of December 31, 2021.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$161,128	N/A	$167,500
Muhammad Gigani, Trustee[3]	36,102	N/A	40,000
Abbie J. Smith, Trustee	146,188	N/A	160,000

1 Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2021.

2 This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Trustees of two registered investment companies managed by UBS AM (Americas) or an affiliate for the fiscal year ended June 30, 2021.

3 Mr. Gigani began serving as a Trustee effective January 1, 2021.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and one other registered investment company), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the Chairperson of the Board, for serving as Chairperson of the Board; the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee; and the Chairperson of the Nominating, Compensation and Governance Committee, for serving as Chairperson of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of May 31, 2022, the officers and Trustees as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of May 31, 2022, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of any class of shares of the Funds as set forth below:

Fund	Name & address*	Percent held
UBS Multi Income Bond Fund—Class P	Charles Schwab & Co. Inc.	7.41%
	Wells Fargo Clearing Services LLC, Special Custody Account for the exclusive benefit of customers	12.60
	Morgan Stanley Smith Barney LLC	5.62
UBS U.S. Small Cap Growth Fund—Class P	National Financial Services LLC for the exclusive benefit of our customers	59.25

*  The shareholders listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 787 Seventh Avenue, New York, NY 10019.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Funds is presumed to control the Fund under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Funds.

Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Asset Management (Americas) Inc., with its principal offices located at One North Wacker Drive, Chicago, IL 60606 and 787 Seventh Avenue, New York, NY 10019, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm that managed approximately $290.6 billion, as of March 31, 2022. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management as of March 31, 2022. The Advisor is also an affiliate of UBS Financial Services Inc., which provides certain delegated transfer agency related services to the Funds' transfer agent with respect to the Funds.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's Trustees who are not interested persons (as defined in the Act) of the Trust by reason of affiliation with UBS AM (Americas) or any of UBS AM (America)'s affiliates; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:

Advisory fee breakpoint schedule
Fund	Assets under management	Fee
UBS Multi Income Bond Fund[1]	First $250 million On the next $250 million – $500 million On the next $500 million – $750 million Above $750 million	0.500 0.490 0.480 0.470%
UBS U.S. Small Cap Growth Fund[2]	First $250 million On the next $250 million – $500 million On the next $500 million – $750 million On the next $750 million – $1 billion On the next $1 billion – $2 billion Above $2 billion	0.850 0.825 0.800 0.775 0.725 0.700%

1  Prior to June 13, 2022, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.50% on all assets under management.

2  Prior to June 13, 2022, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.850% on the first $1 billion assets under management and 0.825% on assets under management above $1 billion.

The UBS Multi Income Bond Fund is subject to a contractual expense limit at the following rate of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses:

Fund	Class A	Class P
UBS Multi Income Bond Fund	0.75%	0.50%

Each Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive its management fees and retained administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expenses and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses) do not exceed the following rate:

Fund	Class P2
UBS Multi Income Bond Fund	0.20%
UBS U.S. Small Cap Growth Fund	0.15

The contractual fee waiver and/or expense reimbursements agreements will remain in place through the period ending October 28, 2022. The contractual fee waiver and/or expense reimbursement agreements also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed to the extent such reimbursement can be made during the three fiscal years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the lesser of the contractual limit as may be in effect for that Fund (i) at the time of the waiver or reimbursement; or (ii) at the time of the recoupment.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the series of the Trust in proportion to their relative net assets. Expenses that relate exclusively to a particular series of the Trust, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that series of the Trust.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2021

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Multi Income Bond Fund	$184,261	$—	$375,033
UBS U.S. Small Cap Growth Fund	1,500,614	1,190,481	310,133

B. Fiscal year ended June 30, 2020

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Multi Income Bond Fund	$191,887	$—	$338,774
UBS U.S. Small Cap Growth Fund	961,153	611,513	349,640

C. Fiscal year ended June 30, 2019

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Multi Income Bond Fund	$196,360	$—	$374,150
UBS U.S. Small Cap Growth Fund	1,011,284	640,812	370,472

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2021:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Fund managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Scott Dolan
(UBS Multi Income Bond Fund)	1	$2,532	1	$63	104	$5,206[1]
Craig G. Ellinger
(UBS Multi Income Bond Fund)	—	—	—	—	4,501	3,399
Jeffrey Haleen
(UBS Multi Income Bond Fund)	—	—	8	2,660	9	2,649
Branimir Petranovic
(UBS Multi Income Bond Fund)	—	—	1	63	5	5,969[2]
David Kim[3]
(UBS Multi Income Bond Fund)	1	34	—	—	12	5,597[4]
David Wabnik
(UBS U.S. Small Cap Growth Fund)	1	457	1	111	492	689[5]
Samuel Kim
(UBS U.S. Small Cap Growth Fund)	1	457	1	111	492	689[5]

1  account with a total of approximately $524 million has an advisory fee based on the performance of the account.

2  accounts with a total of approximately $2,344 million have an advisory fee based on the performance of the account.

3  David Kim became a portfolio manger of the UBS Multi Income Bond Fund on June 13, 2022. Information for Mr. Kim is as of December 31, 2021.

4  accounts with a total of approximately $3,691 million has an advisory fee based on the performance of the account.

5  account with a total of approximately $260 million has an advisory fee based on the performance of the account.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and their team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS AM's compensation philosophy is to align the interests of its employees with those of its clients and investors. The Total Reward Principles (the "Principles") establish the framework for determining its performance award pool and guide the allocation and delivery mechanisms of compensation to employees, including deferred compensation programs. These Principles underpin its compensation framework that attempts to balance performance and prudent risk-taking with a focus on conduct and sound risk management practices. UBS AM's compensation structure is aligned with its strategic priorities. It encourages employees to develop a strong client franchise, create sustainable value and achieve the highest standards of performance. Moreover, UBS AM rewards behavior that helps build and protect the firm's reputation—specifically accountability with integrity, collaboration and challenge. UBS AM strives for excellence and sustainable performance in everything it does. Compensation for each employee is based on individual, team, business division and Group performance, within the context of the markets in which UBS AM operates.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then typically delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals' and other employees' interests with those of our clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

For awards subject to deferral (e.g. above a certain compensation level), UBS Asset Management employees receive at least 75% of their deferred performance awards in notional funds under the AM EOP and up to 25% under the DCCP. This aligns UBS Asset Management employee compensation more closely with industry standards. The average deferral period for deferred performance awards for employees below Group Executive Board (GEB) level is 3.5 years.

For our Equities, Fixed Income, Investment Solutions and Passive investment areas:

From January 1, 2015, UBS Asset Management introduced a new Key Performance Indicator (KPI)-led model for each business area, aligning our business steering logic with our strategic priorities. For our investment areas, sustainable investment performance is a major component of the KPI model.

Portfolio managers' performance awards are subject to detailed KPIs, mainly focused on investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus. Equities, Fixed Income, Solutions and Passive are assessed annually based on the investment performance during each of prior three years versus benchmark, performance target and peers (the specific benchmark(s) for each Fund are identified in its Fund Summary section in the prospectus.). This helps to ensure that the interests of portfolio managers are aligned with those of our clients. In addition, we evaluate our passive strategies in terms of how closely the performance of the strategies tracks their respective benchmarks over time.

As of June 30, 2021, the portfolio managers identified above owned no shares of the Funds. David Kim became a portfolio manger of the UBS Multi Income Bond Fund on June 13, 2022 and as of April 30, 2022 he owned no shares of the Funds.

Administrative, accounting and custody services

Administrative and accounting services. UBS AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG.

As administrator, UBS AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

UBS AM (Americas) has entered into a Sub-Administration Contract with State Street Bank and Trust Company ("State Street"). UBS AM (Americas) pays State Street for the services it provides under the Sub-Administration Contract.

For the fiscal years ended June 30, 2021, 2020, and 2019, aggregate fees paid to UBS AM (Americas) and accrued by the Funds for administration services, as applicable, were as follows:

Fund	2021	2020	2019
UBS Multi Income Bond Fund	$27,639	$28,783	$29,454
UBS U.S. Small Cap Growth Fund	132,407	84,808	89,231

The Funds have entered into a Service Agreement with State Street to provide certain regulatory support services to the Funds, including: (i) CFTC exclusion filing services and other services, as applicable; and (ii) Form N-PORT and Form N-CEN preparation and filing services. The Funds pay State Street a fee at an agreed-upon rate for the services State Street provides under the Service Agreement.

Custody services. State Street, located at One Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of each Fund and employs foreign sub-custodians in accordance with applicable requirements under the Act to provide custody of each Fund's foreign securities and cash. State Street maintains certain books and records of each Fund that are required by applicable federal regulations.

Principal underwriting arrangements

UBS Asset Management (US) Inc. (the "Underwriter"), with its principal office located at 787 Seventh Avenue, New York, NY 10019, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under plans pertaining to the Class A shares of the UBS Multi Income Bond Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (the "Plan"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. There is no distribution/service plan with respect to the Funds' Class P and Class P2 shares, and the Funds pay no service or distribution fees with respect to its Class P and Class P2 shares.

The Underwriter uses the service fees under the Plan primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM (US). UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to which that the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, the Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The UBS Multi Income Bond Fund paid (or accrued) the following service and/or distribution fees to UBS AM (US) under the Class A Plan during the fiscal year ended June 30, 2021:

Fund	Class A
UBS Multi Income Bond Fund	$1,649

Amounts spent on behalf of the UBS Multi Income Bond Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2021 are set forth below:

Marketing and advertising	$8.995
Payments to broker-dealers	—
Printing of prospectuses and SAIs	5
Service fees paid to FA and Interest expense	702

In approving the Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to the Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to the Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under the Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plan was successful and the Funds attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2021	2020	2019
UBS Multi Income Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	$—	$1,435	$1,261
Amount Retained by UBS AM (US)	—	195	149
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—

Transfer agency and related services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BNY Mellon maintains certain books and records of the Funds that are required by applicable federal regulations.

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon and is compensated for these services by BNY Mellon, not the Funds. For the fiscal year ended June 30, 2021, UBS Financial Services Inc. received from BNY Mellon, not the Funds, $993 of the total transfer agency and related services fees paid by the Funds to BNY Mellon for such delegated services.

For the fiscal years ended June 30, 2021, 2020, and 2019, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Funds for transfer agency and related services are set forth in the table below:

Fund	2021	2020	2019
UBS Multi Income Bond Fund	$27,657	$34,477	$29,087
UBS U.S. Small Cap Growth Fund	124,186	124,278	99,155

Independent registered public accounting firm

Ernst & Young LLP, One Manhattan West, New York, New York 10001-8604, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm audits the financial statements included in the Funds' Annual Report to shareholders.

Legal counsel

Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial and annual holdings report disclosing all reportable securities owned by the Covered Person and any reportable securities accounts maintained by the Covered Person, which initial holdings report must be filed within ten days of becoming a Covered Person and gaining access to UBS AM systems (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling their official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)'s proxy voting policy.

You may obtain information about the Funds' proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-800-647 1568 or on the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)'s proxy voting policy.

When UBS AM (Americas)'s view of a company's management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance ("ESG") factors during the exercise of voting rights on behalf of UBS AM's clients, such as the Funds. Underlying UBS AM's voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM (Americas) committee may be notified and determine the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS AM (Americas) and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders, service providers, UBS AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM (Americas) or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  State Street, the Fund's custodian, accounting agent, securities lending agent and sub-administrator, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, securities lending and sub-administration services it provides to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. For information received at year-end for audit purposes, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for PFIC, fiscal income and excise tax provision reporting purposes with a 25-day lag time.

•  Bloomberg Finance L.P. receives daily portfolio holdings for each Fund at the end of each day in connection with its provision of services related to liquidity risk management.

•  The Funds use a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data companies, Bloomberg L.P. and FactSet Research Systems Inc., receive portfolio holdings information on a quarterly basis so that the Funds may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

•  Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

•  Institutional Shareholder Services receives portfolio holdings information on a monthly basis on a 6-day lag in connection with proxy voting and class action claims processing services provided to the Funds.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM (Americas) may make available a Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM (Americas) may release the non-public portfolio holdings to a shareholder of a Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of a Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

As of the date of this SAI, the Trust, on behalf of the Funds, has no arrangements to provide portfolio holdings in advance of their release to the general public to assist shareholders in complying with the shareholder's legal or regulatory obligations.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Funds portfolio managers and senior officers of UBS AM (Americas) Fund Accounting-US, UBS AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS AM (Americas) who has been authorized by the UBS AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Funds participate with other funds managed by UBS AM (Americas) in a $185 million committed credit facility (the "Credit Facility") with State Street, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay commitment fees on the average daily balance of the Credit Facility not utilized. Under the Credit Facility arrangement commitment fees are allocated amongst the participating funds as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

The Funds did not use the Credit Facility during the fiscal year ended June 30, 2021.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another account. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds orthe Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2021	2020	2019
UBS Multi Income Bond Fund	$352	$0	$1,627
UBS U.S. Small Cap Growth Fund	77,286	98,828	70,762

During the fiscal year ended June 30, 2021, the Funds' commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund	Value of securities transactions	Brokerage commissions
UBS U.S. Small Cap Growth Fund	$31,176,971	$17,796

During the fiscal years ended June 30, 2021, June 30, 2020, and June 30, 2019, the Funds did not pay brokerage commissions to an affiliated broker.

As of June 30, 2021, the following Funds owned securities issued by the following companies which are regular boker-dealers for such Funds:

UBS Multi Income Bond Fund

Issuer	Value
HSBC Holdings PLC	$13,103
Bank of America Corp.	1,391,984
Citigroup, Inc.	888,294
Goldman Sachs Group, Inc.	1,132,244
JPMorgan Chase & Co.	2,094,544
Morgan Stanley	2,377,256

Certain series of the Trust maintain a commission recapture program with certain brokers for such series. Under the program, a percentage of commissions generated by portfolio transactions for a fund is rebated to the fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rate for the UBS Multi Income Bond Fund may exceed 100% and in some years, 300%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2021, 2020, and 2019 was as follows:

	Fiscal year ended June 30,
Fund	2021	2020	2019
UBS Multi Income Bond Fund	169%	209%	234%
UBS U.S. Small Cap Growth Fund	63	79	54

Shares of beneficial interest

The Trust currently offers three classes of shares for the Funds: the UBS Fund—Class A (the Class A shares), UBS Fund—Class P (the Class P shares), and UBS Fund-Class P2 (the Class P2 shares). This SAI relates to Class A shares, Class P shares, and Class P2 shares of UBS Multi Income Bond Fund, and Class P2 shares of UBS U.S. Small Cap Growth Fund.

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one series of the Trust or class, only the shareholders of that series of the Trust or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected series or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a series of the Trust or class, the matter shall have been effectively acted upon with respect to any series or class if a majority of the outstanding voting securities of that series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class P shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of a separate advisory fee disclosed in program documents. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Class P and P2 shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Only specific types of investors can purchase Class P and P2 shares.

Shareholders of the Fort Dearborn Income Securities, Inc. (the "Predecessor Fund") received P shares of UBS Multi Income Bond Fund in connection with the Reorganization. In order to purchase additional shares of Class P, former Predecessor Fund shareholders must meet the eligibility requirements.

Additional compensation to affiliated dealer. UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the additional compensation in connection with the sale of Fund shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in each Fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the Prospectus) from UBS AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC ("Morgan Stanley")

With respect to Fund Shares, UBS AM (US) as per written agreement between both parties, shall pay Morgan Stanley at an annual rate of 0.01% to 0.10% of each Fund, applied to Customer domestic Fund assets held in brokerage and advisory accounts at Morgan Stanley, based on the management fee of each Fund as determined by Morgan Stanley. Certain types of qualified accounts and fund types are excluded from this fee calculation.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A and Class P qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rate of 0.17% of the average daily value of all qualifying shares of the Funds on assets. In addition, UBS AM (US) agrees to pay Raymond James $15 per purchase (Buy) transaction for Clients in Select account types which are made available without the imposition of a sales charge, transaction or trade charge by Raymond James. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any Fund or Funds held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of most other Family Funds. Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Investors redeeming Class P shares on certain brokerage platforms may be subject to commissions or other fees.

Financial institutions. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A shares

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals are:

•  Minimum value of Fund shares is $5,000;

•  Minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. Each Fund generally calculates its net asset value on days that the NYSE is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable investments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular investment, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which certain Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

A Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended ("Rule 2a-5"), which is intended to address valuation practices and the role of a fund's board with respect to the fair value of the investments of a registered investment company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The Fund will not be required to comply with Rule 2a-5 until September 8, 2022.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•  Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—A Fund must satisfy the following Asset Diversification Test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

Each Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Interest-related dividends and short-term capital gain dividends" below.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund's shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund's control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of

Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"); and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds—If a Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, "Taxation of Fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is eligible to pass through to shareholders qualified dividends earned by an underlying fund (see, "Taxation of Fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal excise tax—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, a Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See "Taxation of Fund Distributions—Pass-through of foreign tax credits."

Taxation of Fund distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).

Distributions of net investment income—Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act ("TCJA") "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of "qualified REIT dividends" to its shareholders. The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of the value of a Fund's total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass-through to you your pro rata share of foreign income tax paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.

Tax credit bonds—If a Fund holds, directly or indirectly, one or more "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. (Under the TCJA, the Build America Bonds, clean renewable energy bonds and certain other qualified bonds were no longer issued after December 31, 2017.) In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, "Taxation of the Fund—Fund of funds" above.

Dividends declared in October, November or December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income or adjusted gross income, as applicable, exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemptions of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds' default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, the Trust first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Funds, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis—Class A Shareholders Only—If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.

There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test for qualification as a regulated investment company. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, as well as in a number of follow-on private letter rulings issued to other taxpayers, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. In addition, a fund may gain exposure to commodities through investment in QPTPs, such as an ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities and commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund may be required to withhold a portion of your taxable distributions and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

Abandoned or unclaimed property

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, capital gain dividends reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) are not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends—Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources and short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains are not subject to US withholding tax. However, the Funds do not intend to report interest-related dividends or short-term capi-

tal gain dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case.

Exempt interest dividends—In general, exempt-interest dividends reported by a Fund to shareholders as paid from net tax-exempt income are not subject to US withholding tax.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by a Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution made after December 31, 2017 to be subject to US withholding tax at a rate of 21% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it meets certification requirements described below. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to a Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

1 UBS AM (Americas) manages approximately $302.8 billion as of December 31, 2021.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of "Taxes" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, "UBS AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS AM is a large asset management firm with approximately $1.2 trillion in assets under management worldwide as of March 31, 2022.1 UBS AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS AM has approximately 3,600 employees with presence in 23 markets. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same

1 UBS AM (Americas) manages approximately $290.6 billion as of March 31, 2022.

time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM (Americas), might cause UBS AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM (Americas) will be current investors in companies engaged in an offering of securities which UBS AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS AM's affiliates acting as a selling shareholder. UBS AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Funds and other UBS accounts. UBS AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Funds by UBS AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS AM's policies and procedures regarding information barriers, UBS AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS AM may have access to certain fundamental analysis and proprietary technical models developed by UBS AM or its affiliates (including UBS). UBS AM will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations when we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Potential conflicts relating to side-by-side management. UBS AM manages both accounts that are charged a performance-based fee and accounts that are charged a flat fee or an asset-based fee. Conflicts of interests may arise when managing these accounts side-by-side, as there may be an incentive to favor accounts for which UBS AM receives a performance-based fee. UBS AM seeks to mitigate these potential conflicts by implementing a number of compliance policies and business processes. Specifically, prior to implementing performance-based fee arrangements, these arrangements are reviewed by UBS AM to assess whether the proposed fee arrangement would unfairly disadvantage any of UBS AM's clients. In addition, many of UBS AM's strategies are managed on a model basis, meaning the portfolio managers manage a model for the strategy and translation of the models into individual client portfolios is handled by multiple other functions within UBS AM. This division of labor imparts checks and balances into the portfolio management process that minimizes the potential for one account to be favored over another. UBS AM's performance measurement team and compliance personnel monitor for dispersion of investment performance among similarly managed accounts to confirm that no accounts are being favored. UBS AM has established a trade allocation policy designed to ensure fair and equitable allocation of investments among client accounts. Additionally, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interests.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Asset Management and our affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible for UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS AM, in its sole discretion, deems it appropriate.

UBS AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS AM and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS AM, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS AM and its affiliates.

It is also possible that, from time to time, UBS AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS AM or UBS clients. In making investment decisions for a Fund, UBS AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM (Americas). A copy of Part 1A and 2A of UBS AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Bloomberg Barclays Indices; Citigroup Indices; JPMorgan Indices; Bank of America Merrill Lynch Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

Securities lending

The Board has approved each Fund's participation in a securities lending program. Under the securities lending program, State Street serves as the securities lending agent for each Fund.

For the fiscal year ended June 30, 2021, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds (in dollars) pursuant to securities lending agency/authorization agreements between the Trust, on behalf of the Funds, and State Street, were as follows:

		Fees and/or compensation for securities lending activities and related services:
Fund	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split
UBS Multi Income Bond Fund	$880	$140	$175	$0
UBS U.S. Small Cap Growth Fund	44,696	8,610	1,784	0

	Fees and/or compensation for securities lending activities and related services:
Fund	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
UBS Multi Income Bond Fund	$0	$0	$0	$315	$565
UBS U.S. Small Cap Growth Fund	0	0	0	10,394	34,302

For the fiscal year ended June 30, 2021, State Street, as securities lending agent, provided the following services for the Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Funds; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity and material proxy votes relating to loaned securities; and (viii) arranging for return of loaned securities to the Funds at loan termination.

Financial statements and report of independent registered public accounting firm

The Funds' financial statements for the fiscal year ended June 30, 2021 and the report thereon of Ernst & Young LLP, dated August 27, 2021, which are contained in the Funds' Annual Report dated June 30, 2021 (as filed with the SEC on September 7, 2021, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-21-113435)), are incorporated herein by reference. The unaudited financial statements of the Funds contained in the semi-annual report to the Funds' shareholders for the six-months ended December 31, 2021 (as filed with the SEC on March 10, 2022 (Accession Number 0001104659-22-032494)) are also incorporated by reference herein.

Appendix A—Debt Ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor's Financial Services LLC ("S&P Global Ratings") Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

•  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  The nature and provisions of the financial obligation, and the promise we impute; and

•  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.

Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings, Inc. ("Fitch Ratings") Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a.  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.  the formal announcement by the issuer or their agent of a distressed debt exchange; or

d.  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD. Restricted default. RD ratings indicate an issuer that in Fitch's opinion has experienced:

a.  an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b.  has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c.  has not otherwise ceased operating.

This would include:

  i.  the selective payment default on a specific class or currency of debt;

  ii.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

  iii.  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Moody's Global Short-Term Ratings:

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1. Ratings of Prime-1 have a superior ability to repay short-term obligations.

P-2. Ratings of Prime-2 have a strong ability to repay short-term obligations.

P-3. Ratings of Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

Short-Term Obligation Ratings

Moody's uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer's self-liquidity.

For other short-term municipal obligations, Moody's uses one of two other short-term rating scales, the Municipal Investment Grade ("MIG") and Variable Municipal Investment Grade ("VMIG") scales. Moody's uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody's uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade Ratings:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.

For VRDOs, Moody's typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is "NR."

Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody's view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings' Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed debt restructuring.

S&P Global Ratings Municipal Short-Term Note Ratings:

An S&P Global Ratings US municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch Short-Term Issuer Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

©UBS 2022. All rights reserved.
The UBS Funds
Investment Company Act File No. 811-6637
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.
S1743

THE UBS FUNDS

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Articles of Incorporation.

(1)	Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) on September 15, 1998.

(i)	Amendment to Certificate of Trust dated February 15, 2002 changing the Trust’s name to The UBS Funds, is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(2)	Amended and Restated Agreement and Declaration of Trust (the “Declaration”) effective as of September 28, 2004, as amended April 26, 2012, is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2013.

(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated March 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(ii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust dated November 8, 2011 is incorporated herein by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 6, 2012.

(iii)	Attachment A to the Amended and Restated Agreement and Declaration of Trust dated December 3, 2020 is incorporated herein by reference to Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on December 17, 2020.

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(iv)	Attachment A to the Amended and Restated Agreement and Declaration of Trust dated March 3, 2022 is incorporated herein by reference to Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on April 8, 2022.

(b)	By-Laws.

(1)	By-Laws of The UBS Funds (f/k/a The Brinson Funds) (April 25, 1995), are incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on August 29, 1996.

(i)	Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated July 1, 2002 is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 19, 2002.

(ii)	Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated April 23, 2008 is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(c)	Instruments Defining Rights of Security Holders.

(1)	Form of Specimen Share Certificate of The UBS Funds is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 15, 1998.

(2)	The rights of security holders of the Registrant are further defined in the following sections of the Registrant’s By-Laws and Declaration and are herein incorporated by reference to such documents as applicable:

(i)             By-Laws.

Article II - “Meeting of Shareholders.”

(ii)            Declaration.

Article III – “Shares” and Article V – “Shareholders’ Voting Powers and Meetings.”

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(d)	Investment Advisory Contracts.

(1)	Investment Advisory Agreement dated July 1, 2002 between UBS Asset Management (Americas) Inc. (f/k/a UBS Global Asset Management (Americas) Inc.) (the “Advisor”) and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(i)	Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(ii)	Amendment Number Two dated July 1, 2005 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(iii)	Amendment Number Three dated June 2, 2006 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(iv)	Amendment Number Four dated December 30, 2015 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2016.

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(2)	Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS International Sustainable Equity Fund, f/k/a UBS Global Sustainable Equity Fund, f/k/a UBS International Equity Fund, f/k/a Global (Ex-U.S.) Equity Fund and Brinson Non-U.S. Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 15, 1998.

(i)	Certificate of the Secretary and resolutions redesignating the Global (Ex-U.S.) Equity Fund as the International Equity Fund, n/k/a UBS Global Sustainable Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on December 7, 2000.

(ii)	Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS Global Sustainable Equity Fund, f/k/a UBS International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(iii)	Amendment Number Two dated December 30, 2015 to Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS International Sustainable Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2016.

(iv)	Amendment Number Three dated October 28, 2015 to Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS International Sustainable Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 27, 2017.

(v)	Amendment to the Investment Advisory agreement between the Advisor and the Registrant on behalf of the UBS International Sustainable Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 147 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2020.

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(3)	Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Sustainable Equity Fund (f/k/a UBS U.S. Large Cap Equity Fund and UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(i)	Amendment Number One dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(ii)	Amendment Number Two dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(iii)	Amendment Number Three dated December 30, 2015 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2016.

(iv)	Amendment Number Four dated October 26, 2017 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Sustainable Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 27, 2017.

(4)	Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(i)	Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

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(ii)	Amendment Number Two dated December 30, 2015 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2016.

(iii)	Amendment Number Three dated March 3, 2022 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is herewith as Exhibit EX-99.d.4.iii.

(5)	Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(i)	Amendment Number One dated June 29, 2007 to Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(ii)	Amendment Number Two dated December 30, 2015 to Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2016.

(6)	Form of Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Municipal Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

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(i)	Amendment Number One dated December 30, 2015 to Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Municipal Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2016.

(7)	Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Multi Income Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 119 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on March 1, 2016.

(i)	Amendment Number One dated March 3, 2022 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Multi Income Bond Fund is herewith as Exhibit EX-99.d.7.i.

(8)	Amended and Restated Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Emerging Markets Equity Opportunity Fund is incorporated herein by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 23, 2018.

(9)	Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Engage For Impact Fund is incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 26, 2018.

(i)	Amendment to the Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Engage for Impact Fund is incorporated herein by reference to Post-Effective Amendment No. 150 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on February 22, 2021.

(10)	Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Sustainable Development Bank Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 26, 2018.

(11)	Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS All China Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 26, 2019.

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(12)	Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS US Quality Growth At Reasonable Price Fund is incorporated herein by reference to Post-Effective Amendment No. 145 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 8, 2020.

(13)	Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS US Dividend Ruler Fund is incorporated herein by reference to Post-Effective Amendment No. 145 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 8, 2020.

(14)	Expense Limitation Agreement between the Advisor and the Registrant on behalf of the Funds – Class A and Class P shares is incorporated herein by reference to Post-Effective Amendment No. 151 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2021.

(15)	Expense Limitation Agreement between the Advisor and the Registrant on behalf of the Funds – Class P2 shares is incorporated herein by reference to Post-Effective Amendment No. 151 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2021.

(16)	Expense Limitation Agreement between the Advisor and the Registrant on behalf of the UBS Multi Income Bond Fund and UBS U.S. Small Cap Growth Fund – Class P2 shares is filed herewith as Exhibit EX-99.d.16.

(e)       Underwriting Contracts.

(1)	Amended and Restated Principal Underwriting Contract, dated November 5, 2001, as amended and restated on October 12, 2018 between UBS Asset Management (US) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 26, 2019.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

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(g)	Custodian Agreements.

(1)	Custodian Contract dated April 9, 2018, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 129 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on May 18, 2018.

(i)	Additional Series Letter adding UBS Engage For Impact Fund and UBS Sustainable Development Bank Bond Fund to the Custodian Contract is incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 26, 2018.

(ii)	Amendment to the Custodian Contract, dated December 3, 2018, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 26, 2019.

(iii)	Additional Series Letter adding UBS US Quality Growth At Reasonable Price Fund and UBS US Dividend Ruler Fund to the Custodian Contract is incorporated herein by reference to Post-Effective Amendment No. 147 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2020.

(iv)	Additional Series Letter adding UBS All China Equity Fund to the Custodian Contract is incorporated herein by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on February 12, 2021.

(h)	Other Material Contracts.

(1)	Amended and Restated Administration Contract, dated September 2, 2021, between UBS Asset Management (Americas) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 151 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2021.

(2)	Transfer Agency and Related Services Agreement, dated August 20, 2001, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 19, 2002.

(i)	Amendment to Exhibit B to the Transfer Agency and Related Services Agreement, approved August 19, 2003, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2003.

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(ii)	Amendment to Exhibit A, dated June 30, 2010, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 30, 2010.

(iii)	Amendment to Exhibit A, dated November 24, 2010, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on November 24, 2010.

(iv)	Transfer Agency and Related Services Agreement Amendment, dated December 31, 2009, between PNC Global Investment Servicing (U.S.) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2011.

(v)	Amendment to Exhibit A, dated April 17, 2012, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on April 17, 2012.

(vi)	Form of Amendment to Exhibit A to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(vii)	Amendment to Exhibit A, dated December 3, 2015, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 119 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on March 1, 2016.

(viii)	Amendment No. Two to Transfer Agency and Related Services Agreement Amendment between BNY Mellon Investment Servicing (US) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 132 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on May 25, 2018.

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(ix)	Amendment No. Three to Transfer Agency and Related Services Agreement Amendment between BNY Mellon Investment Servicing (US) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on April 24, 2020.

(x)	Amendment No. Four to Transfer Agency and Related Services Agreement Amendment between BNY Mellon Investment Servicing (US) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 145 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 8, 2020.

(xi)	Amendment No. Five to Transfer Agency and Related Services Agreement between BNY Mellon Investment Servicing (US) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on December 17, 2020.

(xii)	Amendment No. Six to Transfer Agency and Related Services Agreement between BNY Mellon Investment Servicing (US) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on February 12, 2021.

(3)	Service Agreement, dated May 31, 2018, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 23, 2018.

(i)	Amendment to the Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 147 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2020.

(ii)	Amendment to the Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on February 12, 2021.

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(i)	Legal Opinion.

(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP is incorporated herein by reference to Post-Effective Amendment No. 145 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 8, 2020.

(j)	Other Opinions.

(1)	Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Eric Sanders and William T. MacGregor attorneys-in-fact and agents to Mark E. Carver, Frank K. Reilly, Joanne Kilkeary, Adela Cepeda, J. Mikesell Thomas, Abbie J. Smith and John J. Murphy are incorporated herein by reference to Post-Effective Amendment No. 128 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on March 21, 2018.

(2)	Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Eric Sanders and William Lawlor attorneys-in-fact and agents to Igor Lasun is incorporated herein by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 23, 2018.

(3)	Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Eric Sanders, William Lawlor, Jana L. Cresswell, and Jamie M. Gershkow attorneys-in-fact and agents to Muhammad Gigani is incorporated herein by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on February 12, 2021.

(4)	Certificate of the Vice President and Assistant Secretary of the Registrant regarding authorization of Principal Executive Officer to sign Registration Statement dated October 19, 2018 is incorporated herein by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 23, 2018.

(5)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm is incorporated herein by reference to Post-Effective Amendment No. 151 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2021.

(k)	Omitted Financial Statements.

Not Applicable.

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(l)	Initial Capital Agreements.

(1)	Letter of Understanding Relating to Initial Capital, dated July 1, 1992, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 15, 1998.

(m)	Rule 12b-1 Plan.

(1)	Shareholder Services Plan, dated October 29, 2001, as revised May 28, 2019, relating to Class A shares of UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Municipal Bond Fund, and UBS Total Return Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 26, 2019.

(2)	Shareholder Services Plan, dated October 23, 2018, relating to Class A shares of the UBS Sustainable Development Bank Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 26, 2018.

(n)	Rule 18f-3 Plan.

(1)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 3, 2022, is incorporated herein by reference to Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on April 8, 2022.

(o)	Reserved

(p)	Codes of Ethics.

(1)	Joint Code of Ethics of Registrant, the investment adviser and the principal underwriter of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on August 8, 2018.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

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ITEM 30.	INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust, as amended (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the Trustees and officers of the Registrant is provided for in Article VII, Sections 2 through 4 of the Registrant’s Declaration of Trust effective as of September 28, 2004, as amended, as follows:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

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Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

Indemnification of Registrant’s advisors, custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

(a)	Each Series’ investment advisory agreement between the Registrant, on behalf of the series, and the Advisor, all of which are incorporated herein by reference, as follows:

(1)	Section 6 of the Investment Advisory Agreement on behalf of the UBS International Sustainable Equity Fund (f/k/a UBS Global Sustainable Equity Fund (f/k/a UBS International Equity Fund)), dated April 25, 1995, as amended;

(2)	Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Sustainable Equity Fund, dated July 1, 2002;

(3)	Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Small Cap Growth Fund, dated July 1, 2002;

(4)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Allocation Fund, dated July 1, 2002;

(5)	Section 6 of the Amended and Restated Investment Advisory Agreement on behalf of the UBS Emerging Markets Equity Opportunity Fund, dated June 22, 2018;

(6)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Dynamic Alpha Fund;

(7)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Municipal Bond Fund;

(8)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Total Return Bond Fund;

(9)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Engage For Impact Fund;

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(10)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Sustainable Development Bank Bond Fund; and

(11)	Section 7 of the Investment Advisory Agreement on behalf of the UBS All China Equity Fund.

(12)	Section 7 of the Investment Advisory Agreement on behalf of the UBS US Dividend Ruler Fund

(13)	Section 7 of the Investment Advisory Agreement on behalf of the UBS US Quality Growth At Reasonable Price Fund

(c)	Section 9(a) of the Amended and Restated Principal Underwriting Contract between UBS Asset Management (US) Inc. and the Registrant on behalf of each series dated November 5, 2001, as amended and restated on October 12, 2018 which is incorporated herein by reference.

(e)	Sections 8 and 9 of the Administration Contract between UBS Asset Management (Americas) Inc. (f/k/a UBS Global Asset Management (Americas) Inc.) and the Registrant on behalf of each series, which is incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

The Advisor provides investment advisory services consisting of portfolio management for a variety of individuals and institutions. For information as to any other business, vocation or employment of a substantial nature in which the Registrant’s investment advisor and each officer of the Registrant’s investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see the Advisor’s Form ADV (File #801-34910) filed under the Investment Advisers Act of 1940, as amended. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

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ITEM 32.	PRINCIPAL UNDERWRITER

(a)	UBS Asset Management (US) Inc. (“UBS AM (US)”) serves as the principal underwriter or placement agent for the following investment companies, in addition to the registrant:

UBS Investment Trust,

UBS Series Funds,

Master Trust,

PACE Select Advisors Trust, and

SMA Relationship Trust.

(b)	UBS AM (US) is the Registrant’s principal underwriter. The information set forth below is furnished for the directors and officers of UBS AM (US):

Name and Business Address	Positions and Offices with Underwriter	Positions and Offices with the Registrant

Mark F. Kemper**	Managing Director, General Counsel, and Assistant Secretary of UBS AM (US)	Vice President and Assistant Secretary

Eric Sanders**	Director (non-board), Associate General Counsel and Assistant Secretary of UBS AM (US)	Vice President and Assistant Secretary

Keith A. Weller**	Executive Director, Deputy General Counsel and Assistant Secretary of UBS AM (US)	Vice President and Secretary

Barry Mullen*	Executive Director, Chief Compliance Officer, and BSA/AML Officer of UBS AM (US)	None

Philip Stacey**	Executive Director, Associate General Counsel and Assistant Secretary of UBS AM (US)	Vice President and Assistant Secretary

17

Name and Business Address	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Michael Belasco**	Board Director, President, Chief Executive Officer, Managing Director, and Head of Americas Wholesale and Wealth Management Client Coverage for UBS AM (US)	None

John Krieg**	Board Director, Managing Director, and Head of Institutional Client Coverage – Americas for UBS AM (US)	None

Michael J. Calhoun**	Executive Director, Associate General Counsel and Assistant Secretary of UBS AM (US)

Kathleen Horan***	Treasurer, Chief Financial Officer and Executive Director of UBS AM (US)	None

* This person’s business address is 787 Seventh Avenue, New York, NY 10019.

** This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

*** This person’s business address is 1000 Harbor Boulevard, Weehawken, New Jersey 07086.

(c)	Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, and CFTC Regulation 4.23, are maintained by State Street Bank and Trust Company (“State Street Bank and Trust Company”), at One Lincoln Street, Boston, Massachusetts 02111, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 760 Moore Road, King of Prussia, Pennsylvania 19406, with the exception of those maintained by the Registrant’s investment advisor, UBS Asset Management (Americas) Inc. at 787 Seventh Avenue, New York, NY 10019 and at One North Wacker Drive, Chicago, IL 60606.

State Street Bank and Trust Company provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, and maintains records relating to these services. BNY Mellon serves as the Trust’s transfer and dividend disbursing agent and maintains records relating to these services.

18

ITEM 34.	MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 35.	UNDERTAKINGS

Not Applicable.

19

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and the State of Illinois, on the 13th day of June 2022.

THE UBS FUNDS

By:	/s/ Igor Lasun
Igor Lasun*
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Igor Lasun	President and Principal Executive Officer	June 13, 2022
Igor Lasun*

/s/ Joanne M. Kilkeary	Vice President,	June 13, 2022
Joanne M. Kilkeary **	Principal Accounting Officer,and Treasurer

/s/ Adela Cepeda	Chairperson and Trustee	June 13, 2022
Adela Cepeda**

/s/ Abbie J. Smith	Trustee	June 13, 2022
Abbie J. Smith**

/s/ Muhammad Gigani	Trustee	June 13, 2022
Muhammad Gigani***

By	/s/ Keith A. Weller
Keith A. Weller, Attorney-in-Fact
*(Pursuant to Power of Attorney, incorporated herein by reference)
**(Pursuant to Powers of Attorney, incorporated herein by reference)
***(Pursuant to Power of Attorney, incorporated herein by reference)

EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.

Amendment Number Three to the Investment Advisory Agreement between the Trust and the Advisor on behalf of the UBS Multi Income Bond Fund	EX-99.d.4.iii

Amendment Number One to the Investment Advisory Agreement between the Trust and the Advisor on behalf of the UBS U.S. Small Cap Growth Fund	EX-99.d.7.i

Expense Limitation Agreement between the Advisor and the Registrant on behalf of the UBS Multi Income Bond Fund and UBS U.S. Small Cap Growth Fund – Class P2 shares.	EX-99.d.16

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document